                                                               FILE NO. 2-51173
                                                               FILE NO. 811-2480


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933


                         PRE-EFFECTIVE AMENDMENT NO.   [ ]



                       POST-EFFECTIVE AMENDMENT NO. 37 [X]



                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                              AMENDMENT NO. 36 [X]
                              SECURITY FIRST TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                          11365 WEST OLYMPIC BOULEVARD
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                        ---------------------------------

                                 (310) 312-6100
                         (REGISTRANT'S TELEPHONE NUMBER)

RICHARD C. PEARSON, ESQUIRE               COPIES TO:
SECURITY FIRST LIFE INSURANCE COMPANY         JOHN DUDLEY
11365 WEST OLYMPIC BOULEVARD                  SULLIVAN & WORCHESTER
LOS ANGELES, CALIFORNIA  90064                1025 CONNECTICUT AVENUE, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE)       WASHINGTON, D.C.  20036

                        --------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


          IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
  -------
    X     ON NOVEMBER 27, 1998 PURSUANT TO PARAGRAPH (b) OF RULE 485
  -------
          60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) ON [DATE] PURSUANT
  -------
          TO PARAGRAPH (a)(1) 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
  -------
          ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
  -------

  ------- THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
          PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


THE REGISTRANT DECLARES THAT IT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE MOST RECENT RULE 24f-2 NOTICE WAS FILED ON SEPTEMBER 25, 1998.

                              SECURITY FIRST TRUST
                              CROSS REFERENCE SHEET


ITEM NUMBER IN FORM N-1A                                HEADINGS IN PROSPECTUS
                                                        OR STATEMENT OF
                                                        ADDITIONAL INFORMATION


                                     PART A

1.      Cover Page                                      Cover (Prospectus)

2.      Synopsis                                        *

3.      Condensed Financial Information                 Condensed Financial
                                                        Information

4.      General Description of Registrant               Cover; The Trust; The
                                                        Series; Investment
                                                        Objectives and Policies;
                                                        T. Rowe Price Growth and
                                                        Income Series; Bond
                                                        Series; Equity Series;
                                                        U.S. Government Income
                                                        Series


5.      Management of the Fund                          Management of the Trust

5a.     Management's Discussion of Fund                 Series Performance
        Performance

6.      Capital Stock and other Securities              Dividends, Distributions
                                                        and Federal Taxes; Trust
                                                        Shares; Reports

7.      Purchase of Securities Being Offered            How to Buy and Redeem
                                                        Shares

8.      Redemption or Repurchase                        How to Buy and Redeem
                                                        Shares

9.      Pending Legal Proceedings                       *

                                     PART B

10.     Cover Page                                      Cover (Statement of
                                                        Additional Information)

11.     Table of Contents                               Table of Contents

12.     General Information and History                 The Trust

13.     Investment Objectives and Policies              Investment Policies and
                                                        Restrictions; Portfolio
                                                        Turnover

14.     Management of the Fund                          Management of the Trust

15.     Control Persons and Principal                   Principal Holders of
        Holders of Securities                           Securities


16.     Investment Advisory and Other                   Investment Adviser and
                                                        Other Services;
                                                        Custodian; Independent
                                                        Auditors; Legal Counsel

17.     Brokerage Allocation                            Brokerage

18.     Capital Stock and Other Securities              *

19.     Purchase, Redemption and Pricing of             Pricing and Redemption
        Securities Being Offered                        of Securities Being
                                                        Offered; Federal
                                                        Registration of Shares

20.     Tax Status                                      Taxation

21.     Underwriters                                    *

22.     Calculations of Yield Quotations of             *
          Money Market Funds

23.     Financial Statements                            *

                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.








* Omitted from Prospectus or Statement of Additional Information because Item is not applicable.

                              SECURITY FIRST TRUST
                                   PROSPECTUS
--------------------------------------------------------------------------------
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                                  BOND SERIES

                                 EQUITY SERIES


                         U.S. GOVERNMENT INCOME SERIES


                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
                                 (310) 312-6100
--------------------------------------------------------------------------------

Security First Trust ("Trust") is a diversified open-end management investment company. The Trust's shares are offered continuously and sold to separate accounts of life insurance companies to fund variable contracts. Shares of the Trust are not sold directly to the general public. Shares of the Trust may be purchased and redeemed at net asset value without the imposition of a sales charge.


    This prospectus describes four separate series of shares, the T. Rowe Price Growth and Income Series, the Bond Series, the Equity Series (formerly the Virtus Equity Series) and the U.S. Government Income Series (formerly the Virtus U.S. Government Income Series) (referred to separately and collectively as "the Series"). Each Series has its own investment objective(s) and policies.


    The T. Rowe Price Growth and Income Series seeks capital growth and production of income through flexible and aggressive portfolio management. Conservation of principal is a secondary objective.

    The Bond Series seeks maximization of investment income over the long term consistent with conservation of principal through investment primarily in marketable debt securities. The Bond Series may invest up to 20% of the value of the Series' total net assets in lower-rated/unrated bonds. Bonds of this type are typically subject to greater market fluctuations and risks of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds.


    The Equity Series seeks to provide growth of capital and income. The Series pursues this objective by investing in common stocks of high quality companies. Emphasis is placed on stocks where the value is low when compared to present earnings.



    The U.S. Government Income Series seeks to provide current income. The Series pursues this objective by investing in a professionally managed, diversified portfolio limited primarily to U.S. government securities.


    A Statement of Additional Information about the Trust which is incorporated by reference into this Prospectus has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service, or you can call (310) 312-6100 or (800) 283-4536. The date of the Statement of Additional Information is the same as the date of this Prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

ANNUITIES, MUTUAL FUNDS, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS, OBLIGATIONS, OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------


Prospectus dated November 27, 1998                                       (11/98)

                               TABLE OF CONTENTS


                                                             PAGE
Condensed Financial Information.............................    3

Series Performance..........................................    6

The Trust...................................................    6

The Series..................................................    7

Investment Objectives and Policies..........................    7

T. Rowe Price Growth and Income Series......................    7

Bond Series.................................................    8

Equity Series...............................................    8

U.S. Government Income Series...............................   10

Management of the Trust.....................................   12

How to Buy and Redeem Shares................................   14

Dividends, Distributions and Federal Taxes..................   15

Trust Shares................................................   16

Portfolio Turnover..........................................   16

Reports.....................................................   16

Legal Proceedings...........................................   16

Table of Contents of Statement of Additional Information....   17


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              YEAR ENDED JULY 31,
                       --------------------------------------------------------------------------------------------------
                              1998           1997           1996          1995          1994          1993          1992
                              ----           ----           ----          ----          ----          ----          ----
Net Asset Value,
 Beginning of
 Period..............        $16.26         $12.10         $10.58         $9.26         $8.81         $8.32         $7.54
Income From
 Investment
 Operations:
 Net Investment
   Income............         $ .28          $ .30          $ .30         $ .29         $ .23         $ .22         $ .23
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized).......          1.27           4.69           1.56          1.35           .44           .49           .79
                                ---            ---            ---           ---          ----           ---          ----
   Total From
    Investment
    Operations.......        $ 1.55         $ 4.99          $1.86         $1.64         $ .67         $ .71         $1.02
Less Distributions:
 Dividends (from net
   investment
   income)...........        $ (.30)        $ (.29)         $(.30)        $(.26)        $(.22)        $(.22)        $(.24)
 Distributions (from
   capital gains)....          (.95)          (.54)          (.04)         (.06)
                                ---            ---            ---           ---          ----           ---          ----
   Total
    Distributions....        $(1.25)        $ (.83)         $(.34)        $(.32)        $(.22)        $(.22)        $(.24)
Net Asset Value, End
 of Period...........        $16.56         $16.26         $12.10        $10.58         $9.26         $8.81         $8.32
Total Return.........          9.53%         41.24%         17.58%        17.71%         7.60%         8.53%        13.53%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period..............  $290,441,528   $204,703,098   $112,552,893   $83,789,646   $65,660,970   $55,160,198   $42,814,515
Ratio of Expenses to
 Average Net
 Assets..............           .57%           .57%           .64%          .74%          .78%          .75%          .86%
Ratio of Net
 Investment Income to
 Average Net
 Assets..............          1.92%          2.44%          2.73%         3.10%         2.62%         2.77%         3.10%
Portfolio Turnover
 Rate................            11%            14%             8%            8%           11%            5%           20%
Average Commission
 Rate Paid...........           .05            .01

                                  YEAR ENDED JULY 31,
                        ---------------------------------------
                             1991         1990(1)        1989
                             ----         -------        ----
Net Asset Value,
 Beginning of
 Period..............        $7.30        $ 9.19         $7.13
Income From
 Investment
 Operations:
 Net Investment
   Income............        $ .39        $  .31         $ .25
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized).......          .29         (1.11)         2.22
                              ----          ----          ----
   Total From
    Investment
    Operations.......        $ .68        $ (.80)        $2.47
Less Distributions:
 Dividends (from net
   investment
   income)...........        $(.44)       $ (.30)        $(.17)
 Distributions (from
   capital gains)....                       (.79)         (.24)
                              ----          ----          ----
   Total
    Distributions....        $(.44)       $(1.09)        $(.41)
Net Asset Value, End
 of Period...........        $7.54        $ 7.30         $9.19
Total Return.........         9.32%        (8.71)%       34.64%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period..............  $33,493,074   $42,108,056   $38,783,743
Ratio of Expenses to
 Average Net
 Assets..............          .97%          .77%          .86%
Ratio of Net
 Investment Income to
 Average Net
 Assets..............         4.01%         4.22%         3.40%
Portfolio Turnover
 Rate................           36%           34%           98%
Average Commission
 Rate Paid...........


---------------

(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 2,020,051.159 shares ($12,180,908.49 of net asset value) in the T. Rowe Price Growth and Income Series.

                              SECURITY FIRST TRUST
                                  BOND SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                YEAR ENDED JULY 31,
                      -------------------------------------------------------------------------------------------------------
                         1998          1997          1996         1995         1994         1993         1992         1991
                         ----          ----          ----         ----         ----         ----         ----         ----
Net Asset Value,
 Beginning of
 Period.............        $4.02         $3.88        $3.92        $3.82        $4.08        $3.95        $3.68        $3.95
                            -----         -----        -----        -----        -----        -----        -----        -----
Income from
 Investment
 Operations:
 Net Investment
   Income...........        $ .19         $ .24        $ .24        $ .24        $ .21        $ .22        $ .24        $ .52
                            -----
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......          .11           .14         (.04)         .08         (.25)         .14          .28         (.24)
                                          -----        -----        -----        -----        -----        -----        -----
   Total from
    Investment
    Operations......        $ .30         $ .38        $ .20        $ .32        $(.04)       $ .36        $ .52        $ .28
                            -----         -----        -----        -----        -----        -----        -----        -----
Less Distributions:
 Dividends (from net
   investment
   income)..........        $(.21)        $(.24)       $(.24)       $(.22)       $(.22)       $(.23)       $(.25)       $(.55)
                            -----         -----        -----        -----        -----        -----        -----        -----
   Total
    Distributions...        $(.21)        $(.24)       $(.24)       $(.22)       $(.22)       $(.23)       $(.25)       $(.55)
                            -----         -----        -----        -----        -----        -----        -----        -----
Net Asset Value, End
 of Period..........        $4.11         $4.02        $3.88        $3.92        $3.82        $4.08        $3.95        $3.68
                            =====         =====        =====        =====        =====        =====        =====        =====
Total Return........         7.46%         9.79%        5.10%        8.38%        (.98)%       9.11%       14.13%        7.09%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............  $17,934,392   $10,634,720   $8,981,365   $7,977,781   $7,225,964   $7,229,959   $5,682,609   $4,793,766

Ratio of Expenses to
 Average Net
 Assets.............          .73%          .75%         .90%        1.29%        1.30%        1.45%        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........         5.78%         6.41%        6.32%        6.27%        5.45%        6.02%        6.42%        6.89%
Portfolio Turnover
 Rate...............          125%           54%          34%          56%          58%          36%          50%         310%

                        YEAR ENDED JULY 31,
                      -----------------------
                       1990(1)        1989
                       -------        ----
Net Asset Value,
 Beginning of
 Period.............       $4.10        $3.94
                           -----        -----
Income from
 Investment
 Operations:
 Net Investment
   Income...........       $ .29        $ .30
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......        (.14)         .14
                           -----        -----
   Total from
    Investment
    Operations......       $ .15        $ .44
                           -----        -----
Less Distributions:
 Dividends (from net
   investment
   income)..........       $(.30)       $(.28)
                           -----        -----
   Total
    Distributions...       $(.30)       $(.28)
                           -----        -----
Net Asset Value, End
 of Period..........       $3.95        $4.10
                           =====        =====
Total Return........        3.66%       11.17%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............  $9,371,386   $8,317,356
Ratio of Expenses to
 Average Net
 Assets.............        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........        7.45%        7.65%
Portfolio Turnover
 Rate...............         186%         148%


---------------

(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 1,334,514.417 shares ($5,217,951.37 of net asset value) in the Bond Series.

                              SECURITY FIRST TRUST


                                 EQUITY SERIES



                        CONDENSED FINANCIAL INFORMATION



    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.



                              FINANCIAL HIGHLIGHTS



                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                      YEAR ENDED JULY 31,
                                        --------------------------------------------------------------------------------
                                            1998           1997          1996          1995         1994       1993(1)
                                        -------------   -----------   -----------   ----------   ----------   ----------
Net Asset Value, Beginning of
  Period..............................   $      8.18    $      6.05   $      5.70   $     4.99   $     5.00   $     5.00
                                         -----------    -----------   -----------   ----------   ----------   ----------
Income From Investment Operations:
  Net Investment Income...............   $       .07    $       .09   $       .10   $      .05   $      .05   $      .01
  Net Gains or (Losses) on Securities
    (both realized and unrealized)....   $      1.04           2.60           .46          .71         (.03)        (.01)
                                         -----------    -----------   -----------   ----------   ----------   ----------
    Total From Investment
      Operations......................   $      1.11    $      2.69   $       .56   $      .76   $      .02   $      .00
                                         -----------    -----------   -----------   ----------   ----------   ----------
Less Distributions:
  Dividends (from Net Investment
    Income)...........................          (.08)          (.11)         (.05)        (.05)        (.03)
  Distributions (from Capital
    Gains)............................          (.64)          (.45)         (.16)
                                         -----------    -----------   -----------
    Total Distributions...............          (.72)          (.56)         (.21)        (.05)        (.03)
                                         -----------    -----------   -----------   ----------   ----------   ----------
Net Asset Value, End of Period........   $      8.57    $      8.18   $      6.05   $     5.70   $     4.99   $     5.00
                                         ===========    ===========   ===========   ==========   ==========   ==========
Total Return(2).......................         13.57%         44.46%         9.82%       15.23%         .40%        0.00%
Ratios/Supplemental Data:
Net Assets, End of Period.............   $54,803,152    $47,571,469   $20,701,776   $7,765,719   $3,007,073   $1,333,852
Ratio of Expenses to Average Net
  Assets(2)...........................           .91%          1.00%         1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income to
  Average Net Assets(2)...............           .86%          1.56%         2.24%        1.29%        1.38%         .85%
Portfolio Turnover Rate...............            87%            55%           88%          84%         121%           7%
Average Commission Rate Paid..........           .06            .02


---------------

(1) The Equity Series commenced operations on May 19, 1993.



(2) Annualized.

                              SECURITY FIRST TRUST

                         U.S. GOVERNMENT INCOME SERIES


                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                      YEAR ENDED JULY 31,
                                        --------------------------------------------------------------------------------
                                            1998           1997          1996          1995         1994       1993(1)
                                        -------------   -----------   -----------   ----------   ----------   ----------
Net Asset Value, Beginning of
  Period..............................   $      5.36    $      5.15   $      5.13   $     4.91   $     5.07   $     5.00
                                         -----------    -----------   -----------   ----------   ----------   ----------
Income From Investment Operations:
  Net Investment Income...............   $       .27    $       .23   $       .18   $      .21   $      .11   $      .03
  Net Gains or (Losses) on Securities
    (both realized and unrealized)....           .06            .20           .04          .15         (.19)         .04
                                         -----------    -----------   -----------   ----------   ----------   ----------
    Total From Investment
      Operations......................   $       .33    $       .43   $       .22   $      .36   $     (.08)  $      .07
                                         -----------    -----------   -----------   ----------   ----------   ----------
Less Distributions:
  Dividends (from Net Investment
    Income)...........................          (.24)          (.22)         (.19)        (.14)        (.07)
  Distributions (from Capital
    Gains)............................                                       (.01)                     (.01)
                                         -----------    -----------   -----------   ----------   ----------
    Total Distributions...............          (.24)          (.22)         (0.2)        (.14)        (.08)
                                         -----------    -----------   -----------   ----------   ----------
Net Asset Value, End of Period........   $      5.45    $      5.36   $      5.15   $     5.13   $     4.91   $     5.07
                                         ===========    ===========   ===========   ==========   ==========   ==========
Total Return(2).......................         6.16%          8.35%         4.29%        7.33%        (1.58)%       7.10%

Ratios/Supplemental Data:
Net Assets, End of Period.............   $34,090,919    $28,889,460   $14,888,824   $5,996,149   $3,424,487   $  469,060
Ratio of Expenses to Average Net
  Assets(2)...........................           .66%           .70%          .70%         .70%         .70%         .70%
Ratio of Net Investment Income to
  Average Net Assets(2)...............          5.53%          5.68%         5.38%        5.19%        3.62%        3.91%
Portfolio Turnover Rate...............           103%            62%          148%          16%          17%           0%


---------------


(1) U.S. Government Income Series commenced operations on May 19, 1993.


(2) Annualized.

                               SERIES PERFORMANCE

    Information concerning the performance of the series of the Trust is contained in the Annual and Semi-Annual Reports for the Trust, copies of which may be obtained free of charge by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service or by calling (310) 312-6100 or (800) 283-4536.
                                   THE TRUST

    The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust.

    The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company ("mutual fund") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy.


    The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Shares of the Series, when issued, are without par value, fully paid, fully transferable and redeemable at the option of the shareholder.

    The Trust's business activities are the responsibility of its Board of Trustees. Investment advisory services are provided to the four Series described herein by Security First Investment Management Corporation ("Security Management"). (See "Investment Adviser," page 12.) T. Rowe Price Associates, Inc. ("Price Associates") is a sub-adviser to Security Management and provides investment management services to the T. Rowe Price Growth and Income Series. Neuberger & Berman, Ltd.("Neuberger & Berman") is the subadviser to Security Management with respect to the Bond Series. BlackRock Financial Management, Inc. ("BlackRock") (the successor to Provident Capital Management, Inc.) is a sub-adviser to Security Management and provides investment management services to the Equity Series and the U.S. Government Income Series. (See "Sub-Advisers", page 12).


                                   THE SERIES

    Each Series operates as a diversified, open-end management investment company and each is treated as a regulated investment company under the Internal Revenue Code of 1986 ("Code"). Each share of a Series represents an equal proportionate interest in the Trust with each other share of that Series. Every share of a Series has an equal proportionate interest in the net assets and net liabilities of that Series, equal rights to all distributions and is entitled to one vote for all permitted purposes. Each Series' assets are segregated and a shareholder's interest in the Trust is limited to the Series in which the shareholder invests. Each Series continually offers its shares for sale at net asset value without sales or redemption charges.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Series has its own investment objectives and policies designed to meet specific investment goals. There can be no assurance that a Series will achieve its objectives. The actual return to a contract owner will be affected by contract fees and separate account charges, as well as the charges imposed by the Trust. Prospective investors should consult their contract prospectus regarding these additional fees and charges. Each Series also has certain investment policies and restrictions which are described in the Statement of Additional Information incorporated herein. The investment policies and restrictions of each Series which are fundamental may not be changed without a majority vote of its shareholders. Other investment policies and restrictions may be changed without a vote of the shareholders.

                     T. ROWE PRICE GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objectives of the T. Rowe Price Growth and Income Series are capital growth and production of income. Conservation of principal is a secondary objective. It is impossible for shareholders of this Series to be assured that these objectives can be realized because virtually all securities fluctuate in market price, corporate earnings, and dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of the T. Rowe Price Growth and Income Series' shares will involve a preservation of original capital or protection against loss of value.

    The T. Rowe Price Growth and Income Series will ordinarily invest substantially all of its assets in common stocks, but may also invest in other securities, including preferred stocks, securities of foreign issuers, and fixed income instruments. This Series' investment objectives are sufficiently flexible so as to permit substantial investments in other equity securities and fixed income instruments when business and market conditions indicate that to be an appropriate course of action.

    Accordingly, the percentage of the Series' assets invested in common stocks, other equity securities and fixed income instruments can be expected to vary from time to time in light of management's interpretation of business and market conditions, fiscal and monetary policies, and underlying asset values.

    Investments are not concentrated in any one industry or group of industries but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investments in a cross-section of business and industry, the T. Rowe Price Growth and Income Series is intended to follow a policy of flexibility. The T. Rowe Price Growth and Income Series will not invest in companies for the purpose of exercising control of management.

                                  BOND SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The principal investment objective of the Bond Series is to achieve the highest investment income over the long term consistent with the preservation of capital. This Series seeks to achieve this investment objective through investment principally in marketable debt securities. A secondary objective is growth of principal and income with respect to those Series assets that are invested in common and preferred stocks.

    It is impossible for the shareholders of the Bond Series to be assured that these objectives will be realized because virtually all securities fluctuate in market price. In addition, corporate earnings, dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of this Series' shares involve a preservation of original capital or protection against loss of value.


    It is the policy of the Bond Series to purchase and hold securities which are believed to have potential for the generation of investment income. Growth of capital and income will be secondary considerations in the selection of portfolio securities. This Series is not intended to buy and sell for short-term trading profits, and as a result, portfolio changes will usually be accomplished gradually. Nevertheless, the Trustees are not restricted and may determine to effect short-term transactions when events subsequent to portfolio purchases make the investments appear undesirable for long-term holding.



    Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. Generally speaking, the Bond Series will invest in what is known as "Investment grade" securities. This Series may, however, invest up to 20% of its assets in securities rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard and Poor's. As of July 31, 1998, approximately 9.0% of the Series investment portfolio was invested in high yield debt securities. (For a more complete description of the investment grades assigned to debt securities by the nationally recognized rating agencies, see Appendix A hereto.)


INVESTMENT RISKS OF HIGH-YIELD, HIGH RISK BONDS

    Investment in the lower graded debt securities (i.e., high yield, high risk bonds) involves certain risk factors not normally associated with investment grade bonds. To the extent that this Series invests in high-yield, high-risk bonds, such investment will be subject to such risks including: (a) Sensitivity to Interest Rate and Economic Changes--High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing; (b) Payment Expectations--High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets; and
(c) Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


                                 EQUITY SERIES



INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Equity Series is to provide growth of capital and income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Series will achieve its investment objective, it endeavors to do so by following the following investment policies.



    The Equity Series is managed to take advantage of trends in the stock market that favor different styles of stock selection (value or growth) and different sizes of companies (consisting of large, medium and small). The value style seeks stock that, in the opinion of the advisor, are undervalued and are or will be worth more than their current price. The growth style seeks stocks with higher earnings growth rates which, in the opinion of the advisor will lead to appreciation in stock price. Unless indicated otherwise, the investment policies (but not the investment objectives) of the Series may be changed by the Trustees without the approval of the contractholders. Contractholders will be notified before any material changes in these policies becomes effective.



    Acceptable Investments. The securities in which the Equity Series invests include but are not limited to the following securities.



    Common Stocks. At least 65% of the Series' portfolio will be invested in common stocks, unless it is in a defensive position. The sub-advisor will consider factors such as revenues, product position, market share, potential earnings growth or asset values in making stock selections.



    Other Corporate Securities. The Equity Series may invest in preferred stocks, corporate bonds, notes, warrants, rights, and convertible securities of these companies.



    Commercial Paper. The Equity Series may invest in commercial paper rated A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service Inc. and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper.



    Bank Instruments. The Equity Series may invest in instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("EDCs"), Yankee Certificates of Deposit ("Yankee CDs") Eurodollar Time Deposits ("ETDs") and American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer.



    Repurchase Agreements. Certain securities in which the Equity Series invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Series and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Series, the Series could receive more or less than the repurchase price on any sale of such securities.



    U.S. Government Securities. The Equity Series may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities including those obligations purchased on a when-issued or delayed delivered basis.



    Put and Call Options. The Equity Series may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Series holds against decreases in value. The Series may also write covered call options on all or any portion of its portfolio to generate income for the Series. The Series will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.



    The Equity Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Series are not traded on an exchange. The Series purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Series' subadviser.



    Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-trade options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Series will not buy call options or write put options without further notification to shareholders.



    Financial Futures and Options on Futures. The Equity Series may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in stock prices. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.



    The Equity Series may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Series writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Series is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.



    The Equity Series may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Series' existing futures positions and premiums paid for related options would exceed 5% of the market value of the Series' total assets. When the Series purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Series' custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.



    Lending of Portfolio Securities. In order to generate additional income, the Equity Series may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Series will only enter into loan arrangements with broker/dealers, banks, or other institutions which the subadviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.



    When-Issued and Delayed Delivery Transactions. The Equity Series may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure may cause the Series to miss a price or yield considered to be advantageous.



                         U.S. GOVERNMENT INCOME SERIES


INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of the U.S. Government Income Series is to provide current income. The investment objective cannot be changed without approval of shareholders. The U.S. Government Income Series pursues its investment objective by investing primarily in securities which are primary or direct obligations of the U.S. government, its agencies, or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"). The Series may also invest in certain collateralized mortgage obligations ("CMOs") and adjustable rate mortgage securities ("ARMS"), both of which represent or are supported by direct or indirect obligations of the U.S. Government or its instrumentalities. As a matter of investment policy which can be changed without shareholder approval, the Series will invest, under normal circumstances, at least 65% of the value of its total assets in U.S. government securities (including such CMOs and ARMS). Unless indicated otherwise, the investment policies of the Series may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.


ACCEPTABLE INVESTMENTS

The U.S. government securities in which the Series invests include:

    - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and

    - obligations of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation.

    The obligations of U.S. government agencies or instrumentalities which the Series may buy are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.


    CMOs. The U.S. Government Income Series may also invest in CMOs which are rated AAA or better by a nationally recognized rating agency and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Series may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal.


    ARMS. ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the U.S. Government Income Series invests are issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.


    Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Series, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. governmental securities.


    Repurchase Agreements. The U.S. government securities in which the U.S. Government Income Series invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Series and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Series, the Series could receive more or less than the repurchase price on any sale of such securities.



    When-Issued and Delayed Delivery Transactions. The U.S. Government Income Series may purchase U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' Investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure may cause the Series to miss a price or yield considered to be advantageous.



    Lending of Portfolio Securities. In order to generate additional income, the U.S. Government Income Series may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Series will only enter into loan arrangements with broker/dealers, banks, or other institutions which the subadviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


    Mortgage backed securities evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Series' position in these securities and requiring the Series to reinvest the prepayments at interest rates prevailing at the time of reinvestment. In addition, if such securities were purchased at a premium, the Series could experience a capital loss if prepayment is effected before the premium has been amortized.

                            MANAGEMENT OF THE TRUST

TRUSTEES

    Management of the business and affairs of the Trust and the exercise of its Trust powers are the responsibility of the Board of Trustees.

INVESTMENT ADVISER


    Security Management serves as the investment adviser and manager to the T. Rowe Price Growth and Income Series and Bond Series pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 and to the Equity Series and U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement dated March 27, 1998 (the "Advisory Agreements"). The Advisory Agreements have an initial term of two years and may be continued in effect from year to year thereafter. Security Management, a Delaware corporation, is a subsidiary of Security First Group, Inc. ("SFG"), also a Delaware corporation, whose business primarily involves insurance marketing and service. Security Management and SFG maintain their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. The voting securities of SFG are wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management is affiliated with and investment adviser to Security First Life Insurance Company. Security Management is registered as an investment adviser under the Investment Advisers Act of 1940.



    Under the Advisory Agreements, Security Management is responsible to the Trust as its exclusive investment adviser and business manager to manage the investments of each of the four Series of the Trust described herein in accordance with the investment objectives and policies, programs and restrictions of each Series. Pursuant to the Advisory Agreements, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each Series' assets, give investment advice and manage the investment and reinvestment of each Series' securities. Security Management's obligations include the making and execution of all investment decisions, the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select, the furnishing to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services and other necessary office expenses, and the providing of services of individuals who perform executive and administrative functions for the Trust.



    Under the Advisory Agreements, Security Management receives an advisory fee from each Series described herein at the following annual rates: T. Rowe Price Growth and Income Series .50%, Bond Series .50%, Equity Series .70% and U.S. Government Income Series .55%. The advisory fees, which are accrued daily and payable monthly, are based on the average daily net assets of each Series.


SUB-ADVISERS


Under each Advisory Agreement, Security Management has authority to delegate to one or more sub-advisers certain of its investment advisory functions, subject to supervision by Security Management. Pursuant to this authority, and with the approval of shareholders, Security Management has executed a Sub-Advisory Agreement with Price Associates, dated October 30, 1997 respecting the T. Rowe Price Growth and Income Series, a Sub-Advisory Agreement with Neuberger & Berman, Ltd., dated October 30, 1997 respecting the Bond Series, and a Sub-Advisory Agreement with BlackRock dated March 27, 1998 respecting the Equity Series and the U.S. Government Income Series. Each agreement has an initial term of two years and may be extended from year to year thereafter.



    Price Associates is a Maryland corporation which was incorporated in 1947 as the successor to the investment counseling business founded by Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and certain of its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision of approximately $130 billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.



    Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $50 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.



    BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is a wholly-owned subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Chicago and Edinburgh. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities. As of December 31, 1997, BlackRock, Inc. and its subsidiaries managed or administered approximately $55 billion in assets.



    Under the Sub-Advisory Agreements, Price Associates, Neuberger & Berman and BlackRock provide investment management services to the Series which are the subject of the Agreements. Each has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, each subadvisor must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary and it must formulate and implement a continuing plan for performance of its services.



    The Sub-Advisory Agreements with Price Associates and Neuberger & Berman provide that Security Management shall pay a sub-advisory fee at an annual rate equal to 0.35% of the average daily net assets of the Series each subadvises, which fees are accrued daily and paid monthly. Under the Sub-Advisory Agreement with BlackRock, Security Management is obligated to pay a sub-advisory fee at an annual rate equal to 0.55% of the average daily net assets of the Equity Series and .40% of the U.S. Government Income Series, which fees are accrued daily and paid monthly.


PORTFOLIO MANAGERS

    Brian C. Rogers has primary responsibility for portfolio management of the
T. Rowe Price Growth and Income Series. He has held this position since 1989. He is a Managing Director with Price Associates and has been in their employ for more than ten years. His other responsibilities include management of two publicly offered mutual funds of Price Associates and separate institutional investment accounts.

    The principals of Neuberger & Berman that will have significant management responsibilities for the Bond Series are Messrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman Fixed Income Group. Messrs. Giuliano and McKerrow have been employed by Neuberger & Berman in the management of fixed income securities since 1984.


    Mr. Daniel Eagan is the portfolio manager for the Equity Series. Mr. Eagan is a Portfolio Manager at BlackRock specializing in large cap value and select equity products. He is also responsible for portfolio risk modeling and quantitative analysis as it applies to the investment management process. Mr. Eagan has been the portfolio manager since March 27, 1998. Prior to joining BlackRock, Mr. Eagan was Director of Investment Strategy at PNC Asset Management Group, responsible for asset allocation strategy and the quantitative application of financial techniques to the investment management process. Mr. Eagan served as a senior investment research consultant for William M. Mercer Asset Planning Inc., a nationwide investment consulting practice, from June 1992 to September 1994.



    Mr. Scott Amero is the portfolio manager for the U.S. Government Income Series. Mr. Amero is a Managing Director and Portfolio Manager at BlackRock Financial Management, and a member of its Investment Strategy Committee. Mr. Amero serves as Vice President for BlackRock's family of closed-end mutual funds and Smith Barney Adjustable Rate Government Income Fund. Mr. Amero has been the portfolio manager since March 27, 1998.


EXPENSES

    Under the Advisory Agreements, each Series will pay its fair share of the expenses related to the Trust's organization, its legal and independent accounting and auditing expense, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents, registrars and other agents, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and Trustees' meetings and interest expenses. These expenses are paid from the income received by each Series in the form of dividends or interest on investments. In the event that a Series' income is insufficient to pay its share of the Trust's expenses, they will be paid from that Series' capital. Security Management is responsible for paying all expenses and charges not assumed by the Trust.

    For the fiscal year ended July 31, 1998 the ratios of total expenses to average net assets were: .57% for the T. Rowe Price Growth and Income Series,
 .73% for the Bond Series, .91% for the Equity Series and .66% for the U.S. Government Income Series. Under the Advisory Agreements, Security Management and BlackRock are obligated, to the extent required by law, to defer their advisory fees paid with respect to a Series if the aggregate annual operating expenses of the Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30 million of average net assets, 2.0% of the net $70.0 million of average net assets and 1.5% of any remaining average net assets.



    For the fiscal year ended July 31, 1998, Security Management earned management fees of $374,539 from the T. Rowe Price Growth and Income Series and $20,472 from the Bond Series.



    In regard to the Equity Series, for the fiscal year ended July 31, 1998, Security Management earned advisory fees of $437,078 ($79,767 after payment of advisory fees). Of this amount, Security Management waived $20,111 ($220 after waiver of subadvisory fees to the Series' former subadvisor, Virtus Capital Management ("Virtus"). BlackRock earned subadvisory fees of $104,810, while the former subadvisor, Virtus earned $252,501 and of this amount Virtus waived $19,891.



    In regard to the U.S. Government Income Series, for the fiscal year ended July 31, 1998, Security Management earned advisory fees of $258,431 ($50,153 after payment of advisory fees). Of this amount, Security Management waived $82,952 ($206 after waiver of subadvisory fees to the Series' former subadvisor, Virtus). BlackRock earned subadvisory fees of $46,152 while the former subadvisor, Virtus earned $162,126 and of this amount Virtus waived $82,746.



                          HOW TO BUY AND REDEEM SHARES


DETERMINING NET ASSET VALUE


    The net asset value per share of each Series is determined as of the close of regular trading on the New York Stock Exchange, or such other time as shall be determined by the Trustees, on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value per share of the Series might be materially affected by changes in the value of portfolio securities. The net asset value per share of the Series will fluctuate. Net asset value per share is computed by dividing the value of the securities held by a Series plus any cash or other assets (including interest and dividends accrued but not received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses are accrued daily.


BUYING SHARES

    Trust shares are sold solely to life insurance company separate accounts to fund variable contracts, to life insurance company general accounts and to any other investors permitted under Section 817(h) of the Code and the regulations thereunder. Individuals wishing to invest in shares of any of the Series should refer to the prospectus of the separate account through which shares of the Trust are purchased.

    The Trust markets its own shares; it does not utilize the services of an underwriter. The shares of any of the Series may be purchased by the insurance company directly from the Trust at the net asset value per share. There are no minimum purchase amounts. The Trust reserves the right to accept or reject any order. An order to purchase shares of a Series is not binding on the Trust until payment has been received.

    Applications to purchase shares of the Series are available from the Trust. Requests for such applications should be addressed to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064.

    Purchases of the shares of a Series are made at the net asset value per share determined following receipt of an order by the Trust, without the assessment of a sales charge. The Trust may not sell shares of any Series at less than net asset value.


    An insurance company separate account may enter into a participation agreement under which the separate account may periodically purchase shares of any of the Series on the terms specified in the agreement. Checks drawn on foreign banks will not be accepted unless provision has been made for payment through a U.S. bank in U.S. dollars. If full payment does not accompany the order, full payment must be received by the Trust no later than three days following the date that the order is received. If payment is not received within the stipulated time period, the order is subject to cancellation.


    As a condition of this offering, if an order to purchase shares of any of the Series is cancelled due to nonpayment, the purchaser will be responsible for any loss incurred by the Series by reason of such cancellation, and if the purchaser remains a shareholder, the Trust will have authority as agent of the shareholder to reimburse the Series for the loss incurred. Investors whose orders have been cancelled may be prohibited or restricted from placing future orders.

REDEMPTION OF SHARES

    Upon written request, the Trust will redeem Series shares from shareholders of record at the per share net asset value next determined after receipt by the Trust of the request, together with any additional documents which may be required for redemption. The written request must be executed by each registered owner exactly as the shares are registered, and the request or the share power must specify the total number of shares to be redeemed. There is no charge for either partial or complete redemption. Such a request should also identify the shareholder's account by number.

    It is requested that all redemption requests made by mail be sent by certified mail with return receipt requested. Redemptions will not become effective until all documents in the form required have been received by the Trust. Payment for shares redeemed generally will be made by the Trust not later than seven days after receipt of the written redemption request.

    A shareholder may receive more or less than was paid for the shares depending on the investment experience of the portfolio securities held by a Series and the value of such securities at the time of redemption. Such a transaction may result in a taxable event (gain or loss) to the shareholder.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DISTRIBUTIONS BY SERIES


    The present policy of the T. Rowe Price Growth and Income, Bond, Equity and U.S. Government Income Series is to pay dividends from their net investment income from time to time, as determined by the Board of Trustees. It is also the policy of these Series to distribute net realized long-term capital gains, if any, at least once each year.


    Unless the shareholder elects otherwise, dividends and capital gain distributions of the Series described herein are automatically reinvested in additional shares. Such shares are credited to the shareholder's account at net asset value on a date which is determined by the Board of Trustees and which is between the record date and the payment date. In the initial application to purchase shares of a Series, the shareholder may specify that dividends are to be paid in cash and capital gain distributions reinvested in additional shares, or that all dividends and distributions are to be paid in cash. The shareholder's instructions with respect to the payment of distributions by a Series may be changed without cost by a request made in writing to the Trust. To be effective as to any dividend or capital gain distribution, the shareholder's written request for a change must be received by the Trust prior to the declaration thereof and in any event at least thirty days before the date set for payment.

TAXATION OF SHAREHOLDERS

    Under the Code each Series is treated as a separate regulated investment company providing the qualification requirements of Sub-chapter M of the Code are met. The Trust intends each Series to qualify as a regulated investment company. As a general rule, distributions from a regulated investment company to its shareholders are taxed in the following manner: (a) distributions derived from interest, dividends and net short-term capital gains are taxable to the shareholder as ordinary income, and (b) distributions derived from net long-term capital gains are taxable to the shareholder as long-term capital gains regardless of the actual length of time the shareholder has owned the investment company's shares.

    Because the Series' shares are sold only to life insurance companies as the underlying investment media for their separate accounts and to other entities permitted under Section 817(h) of the Code, the foregoing rules are modified by special rules of the Code for taxing life insurance companies. Under these special rules, a life insurance company generally will not incur any federal income tax liability on Series distributions to a separate account on a variable contract as defined in Section 817(d) of the Code. See the contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate account.

DIVERSIFICATION REQUIREMENTS

    Each Series intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Series by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of each Series as assets of the related separate account, of each Series. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. governmental agency and instrumentality is considered a separate issuer for these purposes, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered to be the same issuer. Similarly, all repurchase agreements purchased from a broker-dealer will be considered the securities issued by that broker-dealer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other investment companies meeting the requirements of Subchapter
M. Failure of a Series to satisfy the section 817(h) requirements may result in taxation of the insurance company issuing the contracts, and in less favorable tax treatment of the contract holders than as is described in the applicable contract prospectus.

                                  TRUST SHARES

    On any matter submitted to all shareholders of the Trust, shares of each Series entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Series' shares. However, on matters affecting an individual Series, a separate vote of shareholders of that Series is required. Shareholders of a Series are not entitled to vote on any matter which does not affect that Series but which requires a separate vote of another Series.

    The Trust is not required to hold annual meetings of its shareholders. Those persons elected at the shareholders' meeting held on June 6, 1994 will continue in office until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for the purpose; or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian, The Bank of New York, 1 Wall Street, New York, New York 10286.

    Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                               PORTFOLIO TURNOVER



    The Equity Series conducts portfolio transactions to accomplish its investment objective as market conditions change, to invest new money obtained from selling its shares and to meet redemption requests. The Equity Series may dispose of portfolio securities at any time if it appears that selling the securities will help the Series achieve its investment objective. However, relatively high portfolio turnover may result in higher transaction costs to the Series. It is not anticipated that the portfolio trading BlackRock engaged in by the Equity Series will result in an annual rate of portfolio turnover exceeding 100%. Although the U.S. Government Income Series does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Series' subadviser believes it is appropriate to do so in light of the Series' investment objective, without regard to the length of time a particular security may have been held. The subadviser to the U.S. Government Income Series does not anticipate that the portfolio turnover will result in adverse tax consequences. The U.S. Government Income Series estimates that the annual rate of portfolio turnover will not exceed 100%.


                                    REPORTS

    Trust shareholders will be kept informed through annual and semi-annual reports showing the financial activities of the Series in which they have invested. Financial statements of the Trust will be audited annually by certified public accountants. Shareholder inquiries should be addressed to Security First Trust: Customer Service, 11365 West Olympic Boulevard, Los Angeles, California 90064.

                               LEGAL PROCEEDINGS

    There are no material pending legal proceedings, other than ordinary routine litigation incidental to its business, to which the Trust or Security Management is a party.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
The Trust...................................................     3

Investment Policies and Restrictions........................     4

Investment Adviser and Other Services.......................    14

Principal Holders of Securities.............................    21

Management of the Trust.....................................    21

Brokerage...................................................    23

Portfolio Turnover..........................................    25

Pricing and Redemption of Securities Being Offered..........    26

Taxation....................................................    27

Bond Ratings................................................    28

Commercial Paper Ratings....................................    30

Custodian...................................................    31

Independent Auditors........................................    31

Federal Registration of Shares..............................    31

Legal Counsel...............................................    31

                                                                     Rule 497(c)
                                                        `33 Act File No. 2-51173


                              SECURITY FIRST TRUST

                     T. ROWE PRICE GROWTH AND INCOME SERIES
                                   BOND SERIES
                                  EQUITY SERIES
                          U.S. GOVERNMENT INCOME SERIES

                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                 (310) 312-6100









                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated November 27, 1998, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention:
Customer Services or by telephoning (310) 312-6100 or (800) 283-4536.





The date of this Statement of Additional Information is November 27, 1998.

                                TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
The Trust                                                               3

Investment Policies and Restrictions                                    4

Investment Adviser and Other Services                                   14

Principal Holders of Securities                                         21

Management of the Trust                                                 21

Brokerage                                                               23

Portfolio Turnover                                                      25

Pricing and Redemption of Securities Being Offered                      26

Taxation                                                                27

Bond Ratings                                                            28

Commercial Paper Ratings                                                30

Custodian                                                               31

Independent Auditors                                                    31

Federal Registration of Shares                                          31

Legal Counsel                                                           31

                                    THE TRUST


GENERAL INFORMATION ABOUT THE TRUST

         Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, open-end investment management company. The Trust was established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with four series of shares.

         The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

         Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

         As described under "Trust Shares" in the prospectus, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

         The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

         Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

         Certain of the investment policies and restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented. Investment policies or restrictions which are not fundamental may be changed without the approval of shareholders.

T. ROWE PRICE GROWTH AND INCOME SERIES

         The following investment policies of the T. Rowe Price Growth and Income Series are fundamental. While the purchase of equity securities will generally be limited to seasoned and readily marketable securities of issuers listed on national securities exchanges, the T. Rowe Price Growth and Income Series may invest in securities not listed on a national exchange but generally such securities will have well-established over-the-counter markets. The fixed income debt instruments in which this Series may invest include: (1) marketable straight debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB); (2) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (3) marketable securities issued or guaranteed by the Dominion of Canada, any Province of Canada, or any instrumentality or political subdivision thereof; (4) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (5) commercial paper; (6) repurchase agreements; and (7) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests. The T. Rowe Price Growth and Income Series reserves the right to hold cash reserves, and it may do so temporarily as the Board of Trustees deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE T. ROWE PRICE GROWTH AND INCOME SERIES

         As matters of fundamental investment policy, the T. Rowe Price Growth and Income Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by a Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers, acceptances; (4) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer); (5) purchase securities with legal or contractual restrictions on resale ("restricted securities") (excluding repurchase agreements), except debt securities in private placements within the limits imposed in restriction (11) below pertaining to loans; (6) purchase or sell real estate, except that the Series may invest in the securities of companies whose business involves the purchase or sale of real estate, (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or organization; (8) purchase or sell commodities or commodity contracts; (9) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(10) make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance or purchases of portfolio securities, (11) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (12) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of a Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300~; (13) invest in puts, calls, straddles, spreads, or any 37 combinations thereof, (14) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (12) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (15) underwrite securities issued by other persons; (16) invest in companies for the purpose of exercising management or control; (17) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; (18) purchase any securities which would cause more than 2% of the value of either of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of either's total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Series in units with or attached to debt securities; (19) issue securities or other obligations senior to shares of the Series; and (20) purchase any security if, as a result of such purchase, more than 10% of the value of either Series' total assets would be invested in foreign securities which are not publicly traded in the United States.

BOND SERIES

         The following investment policies of the Bond Series are not fundamental. Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. The Series may enter into financial futures contracts or options on financial futures contracts for hedging and non-hedging purposes where such is deemed in the interest of shareholders. The percentage of the Series' assets which may be invested in common and preferred stocks, as opposed to investments in fixed-income instruments, can be expected to vary from time to time in light of changes in business and market conditions, fiscal and monetary policies and underlying security values and shall be limited to securities listed on a national securities exchange or regularly traded on a national or regional basis.

         The fixed income debt instruments in which the Bond Series may invest include: (1) marketable convertible and non-convertible debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or comparable unrated securities; (2) marketable convertible and non-convertible debt securities rated at the time of purchase within the grades Ba or B assigned by Moody's or grades BB or B assigned by Standard & Poor's or comparable unrated securities, limited to a maximum of 20% of the value of the Series total net assets; (3) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (4) U.S. dollar denominated marketable foreign securities;
(5) securities issued or guaranteed by the Dominion of Canada, and any Province of Canada, or any instrumentality or political subdivision thereof; (6) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above. (7) commercial paper; (8) repurchase agreements; (9) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests; and (10) mortgage-backed securities as well as residential and commercial real estate mortgages secured by first liens. The Series reserves the right to hold cash reserves, and it may do so temporarily as management deems necessary for defensive or emergency purposes.


INVESTMENT RESTRICTIONS FOR THE BOND SERIES

         The Bond Series has certain fundamental policies which may not be changed without shareholder approval. As matters of fundamental investment policy, the Bond Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by the Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase or sell commodities or commodity contracts; (5) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (6) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (7) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of the Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (8) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (7) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (9) underwrite securities issued by other persons;
(10) invest in companies for the purpose of exercising management or control;
(11) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; and (12) issue securities or other obligations senior to shares of the Series. The following investment restrictions are not fundamental to the Bond Series. The Bond Series may not: (1) invest more than 5% of its total assets in the securities of companies with less than 3 years of continuous operation unless such securities are guaranteed by the United States, Canada or a foreign government; (2) purchase securities of open-end investment companies and may not purchase the shares of closed-end investment companies except in the open market at normal rates; (3) purchase securities on margin or make short sales unless fully covered; (4) invest more than 15% of its total assets in securities with legal or contractual restrictions on resale ("restricted securities") or otherwise illiquid securities (excluding repurchase agreements maturing in less than 7 days); (5) invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof (excluding options on financial futures contracts); (6) enter into a futures contract or purchase an option on a futures contract for non-hedging purposes if the initial margin deposit and premium would exceed 5% of its total assets; (7) purchase or sell real estate or real estate limited partnerships unless acquired as a result of ownership of securities, except that it may invest in the securities of companies that own or deal in real estate; (8) purchase any securities which would cause more than 2% of the value of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market but assigning no value to warrants acquired by the Series in units with or attached to debt securities, (9) invest more than 20% of its total assets in high-yield, high-risk bonds (see discussion below on Certain Risk Factors Relating to High-Yield Bonds); or (10) invest more than 10% of total assets in U.S. dollar denominated foreign securities which are not publicly traded in the United States (see Risks and Considerations Applicable to Investment Securities of Foreign Issuers below).

CERTAIN RISK FACTORS RELATING TO THE BOND SERIES INVESTMENTS

HIGH YIELD BONDS. As noted above, the Bond Series may invest up to 20% of its assets in high-yield, high-risk bonds. These bonds present certain risks not normally found in the lower yield investment grade bonds:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. HIGH-YIELD BONDS are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceeding, the Bond Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Bond Series' net asset value.

PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets. If the Bond Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which their expenses can be spread and possibly reducing the Bond Series' rate of return.

LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

ILLIQUID SECURITIES. The Bond Series may invest up to 15% of its net assets in restricted or illiquid securities. The term "illiquid securities" for this purpose means securities that the Series may not be able to dispose of within seven days in the ordinary course of business at approximately the amount at which the Bond Series has valued the securities. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.

         However, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS. Elements of risk and opportunity which must be recognized and evaluated by the Investment Adviser when investment in foreign issuers are made for the Bond Series include trade imbalances and related economic policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets, political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment practices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may be less information publicly available about foreign companies. Additional costs may also be incurred in connection with the Bond Series' investment activities in the area of foreign securities. Foreign brokerage commissions are generally higher than in the United States. Administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

EQUITY SERIES

         The Equity Series invests primarily in the securities of high quality companies, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

         Convertible Securities - Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         The Equity Series will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the sub-adviser's opinion, the investment characteristics of the underlying common shares will assist the Series in achieving its investment objectives. Otherwise, the Series may hold or trade convertible securities. In selecting convertible securities for the Series, the sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Warrants - Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stocks does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be great than the percentage increase or decrease in the market price of the optioned common stock.

         Futures and Options Transactions - As a means of reducing fluctuations in the net asset value of the Equity Series, the Series may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Equity Series may also write covered call options on portfolio securities to attempt to increase its current income. The Series will maintain its positions in securities, option rights, ad segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market for options of the same series.

         Financial Futures Contracts - A futures contract is a firm commitment by two parties; the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

         Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

         Put Options on Financial Futures Contracts - The Series may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Series will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Series upon the sale of the second option will be large enough to offset both the premium paid by the Series for the original option plus the decrease in value of the hedged securities.

         Alternatively, the Series may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Series would then deliver the futures contract in return for payment of the strike price. If the Series neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

         Call Options on Financial Futures Contracts - In addition to purchasing put options on futures, the Equity Series may write listed call options on futures contracts to hedge its portfolio. When the Series writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Series' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Series' call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Series keeps the premium received for the option. This premium can substantially offset the drop in value of the Series' fixed income or indexed portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by the Series, or exercise of it by the buyer, the Series may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Series for the initial option. The net premium income of the Series will then substantially offset the decrease in value of the hedged securities.

         The Series will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Series will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks - When the Equity Series uses financial futures and options on financial futures as hedging devices, there is a risk that the process of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Series' portfolio. This may cause the future contract and any related options to react differently than the portfolio securities to market changes. In addition, the Series' sub-adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Series may lose money on the futures contract or option.

         It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the sub-adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Series' ability to establish and close out futures and options positions depends on this secondary market.

         "Margin" in Futures Transactions - Unlike the purchase or sale of a security, the Series does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Equity Series is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Series to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or received cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Series but is instead settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Series will mark to market its open futures positions.

         The Series is also required to deposit and maintain margin when it writes call options on futures contracts.

         Purchasing Put Options on Portfolio Securities - The Series may purchase put options on portfolio securities to protect against price movements in particular securities in it portfolio. A put option gives the Series, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities - The Series may also write covered call options to generate income. As write of a call option, the Series has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Series may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

         Over-the-Counter - The Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Series and not traded on an exchange.

         Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation.

         Exchange-traded options have a continuous liquid market while over-the-counter options may not.

         U.S. Government Obligations - The types of U.S. government obligations in which the Series may invest are described below under "U.S. Government Income Series".

         Commercial Paper - The Series may invest in commercial paper rated at lease A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper has received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the sub-adviser has determined that such investment presents minimal credit risks.

         Bank Instruments - The Series may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances (which are not necessarily guaranteed by those organizations).

         In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptance, the Series may invest in:

- Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

- Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

- Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

-        Yankee Certificates of Deposit ("Yankee CDs"), which are U.S.
         dollar-denominated certificates of deposits issued by U.S. branches of foreign banks and held in the United States.

INVESTMENT RISKS

         ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, record keeping, and the public availability of information. These factors will be carefully considered by the Equity Series' sub-adviser in selecting investments for the Series.

         When-Issued and Delayed Delivery Transactions - These transactions are arrangements in which the Equity Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The sellers failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

         These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Restricted and Illiquid Securities - The Series intends to invest in restricted securities. Restricted securities are any securities in which the Series may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Series will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

         The Series may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Series, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Series through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

         The Series believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are liquid. The Series intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the sub-adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because such Section 4(2) commercial paper is liquid, the Series intends to not subject such paper to the limitation applicable to restricted securities.

         The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

         Repurchase Agreements - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

         Reverse Repurchase Agreements - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, by the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Series in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Lending of Portfolio Securities - The collateral received when the Equity Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities on loan, the borrower pays the Series any dividends or inter paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

U.S. GOVERNMENT INCOME SERIES

         The U.S. Government Income Series invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

         U.S. Government Obligations - The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury; (2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

         Collateralized Mortgage Obligations (CMOs) - Privately issued CMOs generally represent an ownership Interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

         Adjustable Rate Mortgage Securities (ARMS) - Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

         While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.

         When-Issued and Delayed Delivery Transactions - These transactions are arrangements in which the U.S. Government Income Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

         These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Repurchase Agreements - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

         Reverse Repurchase Agreements - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Series in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Lending of Portfolio Securities - The collateral received when the U.S. Government Income Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTMENT RESTRICTIONS FOR THE EQUITY SERIES AND U.S. GOVERNMENT INCOME SERIES

         The investment restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.

         As a matter of fundamental policy, neither Series may: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policy, and limitations or Declaration of Trust);
(5) purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Equity Series may buy and sell financial futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The above limitations cannot be changed without shareholder approval. The following limitations for the Equity and U.S. Government Income Series, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, neither Series securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (a Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) in the case of the Equity Series, purchase securities of a company for the purpose of exercising control or management; (7) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities (to comply with certain state restrictions, the Series will limit its investment in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. If state restrictions change, this latter restriction may be revised without notice to shareholders. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (8) enter into transactions for the purpose of engaging in arbitrage; (9) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (10) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment, or (11) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

REPURCHASE AGREEMENTS

         The T. Rowe Price Growth and Income Series and the Bond Series may invest in repurchase agreements. A repurchase agreement is an instrument through which an investor (such as a Series) purchases a security from a bank with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Series. Repurchase agreements usually have a short duration, often less than one week. As a fundamental investment policy of the T. Rowe Price Growth and Income Series, the Series will not will enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Series' total assets would be so invested. As a non-fundamental policy of the Bond Series, the Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Neither of the Series will enter into repurchase agreements with securities dealers unless the Series has been advised by legal counsel that such a transaction would not constitute a purchase of an interest in such a dealer under section 12(d)(3) of the Investment Company Act of 1940.

                      INVESTMENT ADVISER AND OTHER SERVICES

         The following sets forth certain additional information concerning Security First Investment Management Corporation ("Security Management"), the investment adviser for the Series; T. Rowe Price Associates, Inc. ("Price Associates"), the sub-adviser to Security Management for the T. Rowe Price Growth and Income; Neuberger & Berman, the sub-advisor to the Bond Series; and BlackRock Financial Management, Inc. ("BlackRock") the sub-adviser to Security Management for the Equity Series and the U.S. Government Income Series.

SECURITY MANAGEMENT AND THE ADVISORY AGREEMENTS

         Security Management serves as the investment adviser to the T. Rowe Price Growth and Income Series and the Bond Series, pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 and serves as the investment adviser to the Equity Series and the U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement dated March 27, 1998 ("the Advisory Agreements"). Security Management was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los Angeles California 90064. The common stock of Security First Group is currently wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management also acts as investment adviser to an affiliated insurance company, Security First Life Insurance Company.

         The Advisory Agreements provide that Security Management is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreements, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Security Management's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Security Management is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties.

         The Advisory Agreements provide that Security Management and the Trust agree to maintain and preserve such accounts, books and records for such period or periods, as may be prescribed by the Securities and Exchange Commission. They also provide that the accounts, books and records will be made available for reasonable inspections by the Securities and Exchange Commission, the Trust's auditors, or any governmental instrumentality having regulatory authority over the Trust.

         Under the Advisory Agreements, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.

         The Advisory Agreements provide that Security Management, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Agreements.

         For its services to the T. Rowe Price Growth and Income Series and Bond Series, Security Management receives from the Trust fees computed by using an annual rate of .50% (1/2 of 1%) based on the average daily net assets of each of the Series. Such compensation is accrued daily and payable monthly. For its services to the Equity Series and U.S. Government Income Series, Security Management receives from the Trust fees computed by using an annual rate of 70% and .55%, respectively, of the average daily net assets of the respective Series. Such compensation is accrued daily and payable monthly.

         Security Management is obligated under the Advisory Agreement to waive that portion of its advisory fees, to the extent required by law, where aggregate annual operating expenses of each Series, exclusive of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30.0 million of average net assets of a Trust Series, 2.0% of the next $70.0 million of average net assets of the Series, plus 1.5% of the remaining net assets, calculated on the basis of the Trust's fiscal year. Such expense limitations are currently required by California law. Such waiver (or reimbursement) shall not exceed the full amount of the management fee for such year, except as may be elected by Security Management in its discretion. Each Series (except the Equity Series and U.S. Government Income Series) will subsequently repay Security Management for any amounts so contributed to the Series by Security Management (excluding advisory fees), provided such subsequent repayment does not result in increasing the Series' aggregate annual operating expenses above the expense limitation percentages.

         The Trust determines the aggregate repayment due Security Management from a Series, if any, on the day following the end of the fiscal year. Thereafter, during the fiscal year the Trust will determine any repayment due on as daily basis. Settlement of such repayment amounts from each Series shall be no less frequently than monthly, except where the cumulative expenses of a Series on an annual basis do not exceed the expense limitation percentages. If during a fiscal year payments are made and the expenses of a Series subsequently exceed such limitations, that Series shall recover any prior repayments from Security Management to the extent of the excess determined on August 1.

         For the fiscal year ended July 31, 1998, management fees of $374,539 were paid by the T. Rowe Price Growth and Income Series to Security Management.

         During the fiscal year ended July 31, 1998, management fees in the amount of $20,472 were earned by Security Management from the Bond Series.

         In regard to the U.S. Government Income Series, for the fiscal year ended July 31, 1998, Security Management earned advisory fees of $258,431 ($50,153 after payment of advisory fees). Of this amount, Security Management waived $82,952 ($206 after waiver of subadvisory fees to the Series' former subadvisor, Virtus Capital Management ("Virtus").

         In regard to the Equity Series, for the fiscal year ended July 31, 1998, Security Management earned advisory fees of $437,078 ($79,767 after payment of advisory fees). Of this amount, Security Management waived $20,111 ($220 after waiver of subadvisory fees to the Series' former subadvisor, Virtus).

         Each Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

PRICE ASSOCIATES AND THE PRICE SUB-ADVISORY AGREEMENT

         Price Associates serves as sub-adviser to Security Management with respect to the T. Rowe Price Growth and Income Series pursuant to a Sub-Advisory Agreement (the "Price Sub-Advisory Agreement") dated October 30, 1997. Price Associates is a Maryland corporation which was incorporated in 1947, as the successor to the investment counseling business founded by the late Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision of approximately $129.5 billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

         Under the Price Sub-Advisory Agreement Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The Price Sub-Advisory Agreement provides that Price Associates, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Price Sub-Advisory Agreement.

         For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the T. Rowe Price Growth and Income Series.
Such compensation is accrued daily and payable monthly.

         For the fiscal year ended July 31, 1998, Price Associates received advisory fees from the T. Rowe Price Growth and Income Series of $865,740. For the fiscal year ended July 31, 1998, the ratios of total expenses to average net assets for this Series was .57%.

         The Price Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to each Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Price Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Price Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

         No single shareholder owns beneficially more than 10% of the stock of Price Associates.

NEUBERGER & BERMAN AND NEUBERGER & BERMAN SUB-ADVISORY AGREEMENT

         Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $50 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.

         Under the Neuberger & Berman Sub-Advisory Agreement, dated October 30, 1997 Neuberger & Berman provides investment management services to the Bond Series. Neuberger & Berman has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Neuberger & Berman must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The Neuberger & Berman Sub-Advisory Agreement provides that Neuberger & Berman, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Neuberger & Berman Sub-Advisory Agreement.

         For its services, Neuberger & Berman receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Bond Series. Such compensation is accrued daily and payable monthly.

Neuberger & Berman began providing sub-advisory services to the Bond Series on July 15, 1997. In the fiscal year ended July 31, 1998, Neuberger & Berman received advisory fees of $47,766.

         The Neuberger & Berman Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to the Bond Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Neuberger & Berman Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Neuberger & Berman Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

BLACKROCK AND THE BLACKROCK SUB-ADVISORY AGREEMENT

         BlackRock serves as sub-adviser to Security Management with respect to the Equity Series and U.S. Government Income Series pursuant to sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") dated March 27, 1998. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is wholly-owned subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Chicago and Edinburgh. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities. As of December 31, 1997, BlackRock, Inc. And its subsidiaries managed or administered approximately $55 billion in assets.

         As compensation for providing services under the BlackRock Sub-Advisory Agreements, BlackRock receives from Security Management fees computed by using an annual rate of 0.55% based on average daily assets of the Equity Series and an annual rate of 0.40% based on the average daily net assets of the U.S. Government Income Series. These fees are accrued daily, and paid monthly.

         The BlackRock Sub-Advisory Agreements provide that BlackRock shall waive its subadvisory fees to the extent the expenses of either the Series must be reduced in order to comply with any state law expense limitation.

         Under the BlackRock Sub-Advisory Agreements BlackRock provides investment management services to the Equity Series and U.S. Government Income Series. BlackRock has the discretion to purchase or sell securities on behalf of the Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, BlackRock must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The BlackRock Sub-Advisory Agreements provide that BlackRock and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the BlackRock Sub-Advisory Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

         During the fiscal year ended July 31, 1998, BlackRock earned a sub-advisor fee of $104,810 from the Equity Series, while the former sub-advisor, Virtus earned a sub-advisor fee of $252,501, but waived $19,891 pursuant to the Sub-Advisory agreement. During the same period, BlackRock earned a sub-advisor fee of $46,152 from the U.S. Government Income Series, while the former sub-advisor, Virtus earned a sub-advisor fee of $162,126, but waived $82,746 pursuant to the Sub-Advisory agreement.

         The BlackRock Sub-Advisory Agreements provide that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the Series. In either case, renewal of the BlackRock Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The BlackRock Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.

                         PRINCIPAL HOLDERS OF SECURITIES

         Investment companies registered as unit investment trusts under the 1940 Act, Security First Life Separate Account A, the depositors of which is the Security First Life Insurance Company, has entered into participation agreements with the Trust for the purchase of Series shares at net asset value. As of July 31, 1998, Security First Life Separate Account A was the owner of 99.27% of the outstanding shares of Bond Series, 98.79% of the outstanding shares of the T. Rowe Price Growth & Income Series and 100% of the outstanding shares of the Equity Series and U.S. Government Income Series. The address of Security First Life Separate Account A the depositor, Security First Life Insurance Company, is 11365 West Olympic Boulevard, Los Angeles, California 90064.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations for the past five years, and the positions they hold with affiliated persons of the Trust are:

         Jack R. Borsting - Trustee. Executive Director, Center for Telecommunications Management, University of Southern California, 3415 South Figueroa, DCC 217, Los Angeles, CA 90089-0871. Prior to 1995, he was the Dean of the Department of Information & Operations Management, School of Business Administration, University of Southern California.

         Katherine L. Hensley - Trustee. Retired. Formerly, Partner of O'Melveny & Myers. 400 South Hope Street, Los Angeles, CA 90071-2899.

         Howard H. Kayton* - Trustee. Senior Vice President and Chief Actuary of Security First Group, Inc. 11365 West Olympic Boulevard, Los Angeles, CA 90064.

         Lawrence E. Marcus - Trustee. Retired. Formerly, Executive Vice President of Neiman-Marcus Company, a general merchandise retailer. 4616 Dorset, Dallas, Texas 75229.

         Richard C. Pearson - President. 11365 West Olympic Boulevard, Los Angeles, California 90064. President of Security First Group, Inc. and an officer of its subsidiaries.

         Jane F. Eagle - Senior Vice President, Finance. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President of Security First Group, Inc. and an officer of its subsidiaries.

         Cheryl M. MacGregor - Senior Vice President, Administration. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President, Administration of Security First Group, Inc. and an officer of its subsidiaries.

         James C. Turner - Vice President, Taxation. 11365 West Olympic Boulevard, Los Angeles, California 90064. Vice President, Taxation of Security First Group, Inc.

         Each Disinterested" Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

         Ms. Eagle is also Senior Vice President, Finance of Security Management. Mr. Pearson is also President of Security Management. Mr. Turner is also Vice President, Taxation and Assistant Secretary of Security Management.

* Interested Trustee

                                    BROKERAGE

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreements, Price Associates, Neuberger & Berman and BlackRock may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Security Management may be dealing. Security Management is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

         In purchasing and selling the Series' portfolio securities, it is Security Management's, Price Associates', Neuberger & Berman's and BlackRock's policies to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions and with the exception of the Bond Series advised by Neuberger & Berman, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Security Management, Price Associates, Neuberger & Berman, BlackRock or the Series.

         Security Management, Price Associates or BlackRock may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management, Price Associates and BlackRock with respect to the accounts over which they exercise investment discretion. In some cases, research services are generated by third parties, but are provided to Security Management, Price Associates, Neuberger & Berman or BlackRock by or through broker-dealers.

         Price Associates, Neuberger & Berman and BlackRock may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. Security Management, Price Associates, Neuberger & Berman and BlackRock receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to Security Management's, Price Associates', Neuberger & Berman's and BlackRock's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

         Each year Security Management, Price Associates, Neuberger & Berman and BlackRock assess the contribution of the brokerage and research services provided by broker-dealers and allocate a portion of the brokerage business of their clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no Instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

         Security Management, Price Associates, Neuberger & Berman and BlackRock cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Security Management and/or Price Associates, and/or Neuberger & Berman and/or BlackRock will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Security Management, Price Associates, Neuberger & Berman and BlackRock in serving their other clients, but they can also be useful in serving the Trust.

         Security Management, Price Associates, Neuberger & Berman and BlackRock do not allocate business to any broker-dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.

         Some of Price Associates', Neuberger & Berman's or BlackRock's other clients have investment objectives and programs similar to one or more of the Series. They may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates', Neuberger &

Berman's and BlackRock's policy not to favor one client over another in making recommendations or in placing orders. If two or more clients are purchasing or selling a given security on the same day from or to the same broker-dealer, the advisor may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

         All brokerage commissions will be allocated by Price Associates, Neuberger & Berman and BlackRock according to the foregoing policies. The T. Rowe Price Growth and Income Series paid brokerage commissions to securities dealers in connection with underwritings during the fiscal year ended July 31, 1998, of $172,708. The Equity Series paid brokerage commissions to securities dealers during said fiscal year of $109,018. The Bond Series and U.S. Government Income Series did not pay any brokerage commissions or discounts to securities dealers in those years.

                               PORTFOLIO TURNOVER

         The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rate for the T. Rowe Price Growth and Income Series for the fiscal year ended July 31, 1998, was 11%. The portfolio turnover rate for the Bond Series for the fiscal year ended July 31, 1998, was 125%. The portfolio turnover rate during said period for the Equity Series was 87%. The portfolio turnover rate for the U.S. Government Income Series for said period was 103%.

         High portfolio turnover involved correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Series involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Series, which would normally affect the taxable income of the Series' shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

         The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.

T. ROWE PRICE GROWTH AND INCOME AND BOND SERIES

         Debt securities other than convertible securities and short-term obligations are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available. However, when such prices are not available and where Security Management deems it appropriate to do so, an over-the-counter or exchange quotation may be used. The market value of the Series' other portfolio securities is determined as follows: securities traded on a national securities exchange are valued at the bid price for such securities, as reported by securities dealers. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Board of Trustees. Any other assets are also valued at their fair value as determined in good faith by the Board.

EQUITY AND U.S. GOVERNMENT INCOME SERIES

         The market values of the Series' portfolio securities are determined as follows:

- for equity securities, according to the last sale price on a national securities exchange, if available;

- in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

-        for unlisted equity securities, the latest bid prices;

- for bonds and other fixed income securities, as determined by an independent pricing service;

- for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

- for all other securities, at fair value as determined in good faith by the Board of Trustees.

         The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

         The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

         The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

         Under the Code, each of the Series is treated as a separate regulated investment company providing the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.

         In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities held less than three months (repealed effective for tax years beginning after August 5, 1997), and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).

         In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under Section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S. Government agencies or instrumentalities are considered separate issuers.

         Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

         To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on the undistributed income of such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and (ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

         Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax. Each Series will send written notices to its shareholders (Separate Accounts) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

         Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA has a very strong capacity to pay interest and repay principal, and differs from the higher-rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds In higher-rated categories.

FITCH INVESTORS SERVICE, INC.

         Fitch's investment grade bond ratings are summarized as follows: AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA - Bonds considered to be investment grade and of very high credit quality. The obligors ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.


                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes In circumstances than obligations carrying the higher designations.

                                    CUSTODIAN

         The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as the Trust's custodian. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.

         The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 60 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS


         The financial statements of Security First Trust at July 31, 1998, and for the periods indicated in this report appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon which appears elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                         FEDERAL REGISTRATION OF SHARES

         The Trust's shares are registered for sale under the Securities Act of 1933.

                                  LEGAL COUNSEL

         Sullivan & Worchester LLP whose address is 1025 Connecticut Avenue N.W., Washington, D.C. 20036 is legal counsel to the Trust.

                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 1998



                                                                       T. Rowe Price
                                                                        Growth and            Equity        U.S. Government
                                                        Bond Series    Income Series          Series         Income Series
                                                        -----------    --------------         ------        ---------------
ASSETS
  Investments at market - Note A and Schedule I:
    Investment securities (cost:
    Bond Series - $17,447,343; Growth
    and Income Series - $219,360,421;
    Equity Series - $48,427,386;
    U.S. Government Income Series -
      $33,556,857)                                     $ 17,657,984       $288,114,149       $54,358,814       $34,037,268

  Cash                                                      261,586          1,458,149           973,199           121,161
  Interest receivable                                       208,858              3,954             3,731           403,122
  Dividends receivable                                                         418,950            60,808
  Receivable from fund manager                                                 366,000
  Receivable for securities sold                                336                              122,688           201,557
  Receivable for capital shares purchased                    14,516            231,449
  Unrealized appreciation on foreign
    currency contracts                                        3,872
                                                       ------------       ------------       -----------       -----------

                                                         18,147,152        290,592,651        55,519,240        34,763,108

LIABILITIES
  Payable for securities purchased                          194,555            618,869           593,985
  Accrued expenses                                           12,570             56,915            15,951            14,903
  Payable for capital shares redeemed                        53,460             51,289
  Payable to investment adviser - Note B                      5,227             88,314            26,623            11,460
  Payable for directors' fees                                   408              5,894             1,185               552
                                                       ------------       ------------       -----------       -----------
                                                            212,760            151,123           716,088           672,189

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)            17,089,639        206,912,555        39,946,430        32,422,964
  Undistributed net investment income                       510,948          2,834,997           261,050         1,101,590
  Undistributed net realized gain                           119,292         11,940,248         8,664,244            85,954
  Net unrealized appreciation of investments                214,513         68,753,728         5,931,428           480,411
                                                       ------------       ------------       -----------       -----------

                             NET ASSETS                $ 17,934,392       $290,441,528       $54,803,152       $34,090,919
                                                       ============       ============       ===========       ===========

             Capital shares outstanding                   4,363,493         17,539,794         6,391,475         6,257,420

              Net asset value per share                $       4.11       $      16.56       $      8.57       $      5.45



The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998




                                                                          T. Rowe Price
                                                                           Growth and              Equity      U.S. Government
                                                        Bond Series       Income Series            Series       Income Series
                                                        -----------       -------------            ------      ---------------
INVESTMENT INCOME
   Dividends                                            $ 4,473,055        $    847,243
   Interest                                             $   893,827           1,705,283              68,966        $2,060,963
   Miscellaneous income                                                              27               8,525              279
                                                        -----------        ------------        ------------        ----------
                                                            893,827           6,178,365             924,734         2,061,242

EXPENSES
   Custodian fees                                            14,513              45,844              18,118            12,495
   Adviser fees - Note B                                     47,766             865,740             357,311           208,278
   Management fees - Note B                                  20,472             374,539              79,767            50,153
   Printing expenses                                          8,525              88,942              18,237            17,566
   Audit fees                                                 6,313               7,681               6,392             5,154
   Insurance expenses                                           607              11,573               2,667             1,639
   Directors' fees and expenses                               1,069              21,321               4,958             2,922
   Taxes, licenses and fees                                     858                 858                 858               858
   Miscellaneous expenses                                                         4,605               6,790             3,718
                                                        -----------        ------------        ------------        ----------
                                                            100,123           1,421,103             495,098           302,783

   Less: Waiver of management fees                                                                     (220)             (206)
         Waiver of adviser fees                                                                     (19,891)          (82,746)
                                                        -----------        ------------        ------------        ----------
                                                            100,123           1,421,103             474,987           219,831
                                                        -----------        ------------        ------------        ----------

                  NET INVESTMENT INCOME                     793,704           4,757,262             449,747         1,841,411

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain on sale of investments                 258,714          14,401,027          11,847,457           137,839
   Net unrealized appreciation (depreciation) of:
     Investments during the year                            (56,314)          3,597,110          (4,704,685)           68,011
     Assets denominated in foreign currencies                 3,872
                                                        -----------        ------------        ------------        ----------
                Net gain on investments                     206,272          17,998,137           7,142,772           205,850
                                                        -----------        ------------        ------------        ----------

                 INCREASE IN NET ASSETS
              RESULTING FROM OPERATIONS                 $   999,976        $ 22,755,399        $  7,592,519        $2,047,261
                                                        ===========        ============        ============        ==========


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1998



                                                                        T. Rowe Price
                                                                          Growth and             Equity         U.S. Government
                                                      Bond Series       Income Series            Series          Income Series
                                                      -----------       -------------            ------         ---------------
OPERATIONS
   Net investment income                             $    793,704        $   4,757,262        $    449,747        $  1,841,411
   Net realized gain on sale of investments               258,714           14,401,027          11,847,457             137,839
   Net unrealized appreciation (depreciation)
     during the year                                      (52,442)           3,597,110          (4,704,685)             68,011
                                                     ------------        -------------        ------------        ------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                  999,976           22,755,399           7,592,519           2,047,261

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                 (647,867)          (4,191,181)           (482,528)         (1,507,408)
   Net realized gains                                 (13,443,002)          (4,086,984)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                          647,867            4,191,181             482,528           1,507,408
   Reinvestment of net realized gains
     distributed                                       13,443,002            4,086,984
   Sales of capital shares                              7,387,828           68,143,134           6,440,386           6,833,426
   Redemptions of capital shares                       (1,088,132)          (5,160,103)         (6,801,222)         (3,679,228)
                                                     ------------        -------------        ------------        ------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                6,947,563           80,617,214           4,208,676           4,661,606
                                                     ------------        -------------        ------------        ------------

            TOTAL INCREASE IN NET ASSETS                7,299,672           85,738,430           7,231,683           5,201,459

NET ASSETS
   BEGINNING OF YEAR                                   10,634,720          204,703,098          47,571,469          28,889,460
                                                     ------------        -------------        ------------        ------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$510,948;
     Growth and Income Series - $2,834,998;
     Equity Series - $261,051; U.S. Government
     Income Series - $1,101,590)                     $ 17,934,392        $ 290,441,528        $ 54,803,152        $ 34,090,919
                                                     ============        =============        ============        ============


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1997



                                                                         T. Rowe Price           Virtus              Virtus
                                                                           Growth and            Equity          U.S. Government
                                                      Bond Series        Income Series           Series          Income Series
                                                      -----------        -------------           -------         --------------
OPERATIONS
   Net investment income                             $    623,673        $   3,650,955        $    486,025        $  1,170,007
   Net realized gain on sale of investments                94,297           12,767,189           1,259,322              54,633
   Net unrealized appreciation during the year            226,803           38,374,380          11,009,490             508,296
                                                     ------------        -------------        ------------        ------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                  944,773           54,792,524          12,754,837           1,732,936

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                 (584,627)          (2,941,810)           (439,597)           (779,578)
   Net realized gains                                                       (5,408,660)         (1,801,912)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                          584,627            2,941,810             439,597             779,578
   Reinvestment of net realized gains
     distributed                                        5,408,660            1,801,912
   Sales of capital shares                              2,732,192           45,115,260          15,570,582          13,139,907
   Redemptions of capital shares                       (2,023,610)          (7,757,579)         (1,455,726)           (872,207)
                                                     ------------        -------------        ------------        ------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                1,293,209           45,708,151          16,356,365          13,047,278
                                                     ------------        -------------        ------------        ------------

            TOTAL INCREASE IN NET ASSETS                1,653,355           92,150,205          26,869,693          14,000,636

NET ASSETS
   BEGINNING OF YEAR                                    8,981,365          112,552,893          20,701,776          14,888,824
                                                     ------------        -------------        ------------        ------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$365,111;
     Growth and Income Series - $2,268,916;
     Equity Series - $293,831; U.S. Government
     Income Series - $767,587)                       $ 10,634,720        $ 204,703,098        $ 47,571,469        $ 28,889,460
                                                     ============        =============        ============        ============


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I
                              SECURITY FIRST TRUST
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                                 Percentage
                                                                 of Market
                                                                  Value of                               Market
Fixed Maturities                                                 Portfolio            Principal           Value
----------------                                                 ---------            ---------           -----
CORPORATE NOTES                                                     27.3%

Aerospace & Defense:                                                 0.4%
     Boeing Co., 8.75%, 08/15/21                                                        50,000          $   63,188


Automobiles & Related:                                               1.6%
     Ford Motor Credit, 9.50%, 04/15/00                                                 50,000              52,875
     GMAC Corporate Bond, 9.63%,12/15/01                                               100,000             110,750
     Mark IV Industries, Inc., 7.75%, 04/01/06                                         120,000             122,400
                                                                                                        ----------
                                                                                                           286,025

Banking:                                                             3.2%
     Banc One Corp., 7.75%, 07/15/25                                                   300,000             343,882
     HSBC Fin Nederland Bank, 7.40%, 04/15/03                                          100,000             102,625
     National Australia Bank, 9.70%,10/15/98                                           125,000             125,938
                                                                                                        ----------
                                                                                                           572,445

Building Materials & Garden Supplies:                                0.6%
     NBTY, Inc., 8.63%, 09/15/07                                                       100,000             102,750


Computer & Office Equipment:                                         0.8%
     Hydrochem Ind. Service, Inc.,10.375%, 08/01/07                                     85,000              87,263
     Printpack, Inc.,10.625%, 08/15/06                                                  60,000              64,350
                                                                                                        ----------
                                                                                                           151,613
Electric and Electronic Equipment:                                    .6%
     Honeywell, Inc., 6.60%, 04/15/01                                                  100,000             101,750


Electric Utilities:                                                  1.1%
     National Rural Utilities,  6.50%, 09/15/02                                        100,000             101,875
     Public Service Electric & Gas Co., 6.25%, 01/01/07                                100,000             100,250

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                              Market
Fixed Maturities                                                    Portfolio        Principal            Value
----------------                                                   ----------        ---------            -----
CORPORATE NOTES (CONTINUED)

Finance & Credit:                                                     4.1%
     Chase Mortgage Securities, 6.60%,11/19/07                                         110,000          $  112,266
     Commercial Credit Group, 9.60%, 05/15/99                                           50,000              51,366
     General Electric Capital, 9.38%,10/06/98                                          125,000             125,705
     Margaretten Financial, 6.75%, 06/15/00                                            100,000             101,125
     Standard Credit Card, 7.25%, 04/07/08                                             100,000             107,322
     UCFC Trust, 6.48%, 05/15/12                                                       230,000             230,857
                                                                                                        ----------
                                                                                                           728,641

Food & Beverages:                                                     1.2%
     Ameriserve Food Co.,10.125%, 07/15/07                                              85,000              85,850
     Doskocil Manufacturing Inc.,10.125%, 09/15/07                                      60,000              63,750
     Southern Foods Group, 9.875% ,09/01/07                                             60,000              62,400
                                                                                                        ----------
                                                                                                           212,000
Forest Products:                                                      1.1%
     Noranda Forest, Inc., 7.50%, 07/15/03                                             100,000             103,250
     Stone Container Corp.,12.25%, 04/01/02                                             80,000              82,200
                                                                                                        ----------
                                                                                                           185,450

Insurance Carriers:                                                   0.6%
     Prudential Insurance Co. of America, 6.88%, 04/15/03                              100,000             101,875

Media & Communications:                                               0.8%
     Heritage Media Corp., 8.75%, 02/15/06                                             130,000             139,425

Miscellaneous Consumer Products:                                      2.8%
     French Fragrances, Inc.,10.375%, 05/15/07                                          60,000              64,200
     Home Products International, Inc., 9.625%, 05/15/08                                70,000              69,825
     Hedstrom Corp., 10.00%, 06/01/2007                                                 70,000              70,525
     Iron Age Corp., 9.875%, 05/01/08                                                   70,000              69,300

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                              Market
Fixed Maturities                                                    Portfolio        Principal             Value
----------------                                                   -----------       ---------            ------
CORPORATE NOTES (CONTINUED )

Miscellaneous Consumer Products (Continued)
     Kinder Care Learning Centers, 9.50%, 02/15/09                                      70,000          $   71,663
     Revlon Worldwide Parent, 0.00%, 03/15/01                                          120,000              95,250
     S C International Service, Inc., 9.25%, 09/01/07                                   60,000              62,250
                                                                                                        ----------
                                                                                                           503,013
Oil and Gas Extraction:                                               1.0%
     Derby Cycle Corp., 10.00%, 05/15/08                                                70,000              70,525
     Quaker State Corp., 6.63%,10/15/05                                                100,000             102,250
                                                                                                        ----------
                                                                                                           172,775

Security and Commodity Brokers & Services:                            5.8%
     Lehman Brothers, 8.50%, 05/01/07                                                  100,000             113,875
     Morgan Stanley, 6.52%, 01/15/08                                                   350,000             355,775
     MS Wells Fargo, 6.54%, 07/15/30                                                   230,000             234,238
     Salomon Smith Barney, Inc., 7.38%, 05/15/07                                       300,000             319,875
                                                                                                        ----------
                                                                                                         1,023,763

Telephone Communication:                                              0.5%
     U.S. West Communications,  7.50%, 06/15/23                                         80,000              83,000

Textile Mill Products:                                                0.7%
     GFSI, Inc., 9.625%, 03/01/07                                                       60,000              63,450
     Polymer Group, Inc., 9.00%, 07/01/07                                               60,000              61,725
                                                                                                        ----------
                                                                                                           125,175

Transportation:                                                       0.4%
     Newport News Shipbuilding, Inc., 9.25%, 12/01/06                                   60,000              64,050
                                                                                                        ----------

                                       TOTAL CORPORATE NOTES
                                           (COST  $4,696,113)                                            4,819,063

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                   Percentage
                                                    of Market
                                                    Value of                             Market
Fixed Maturities                                    Portfolio        Principal           Value
----------------                                   ----------        ---------           -----
FEDERAL AGENCIES                                      48.9%

Federal Home Loan Bank:                                1.1%
     5.50%, 01/10/01                                                   200,000          $  199,180

Federal Home Loan Mortgage Corp.:                      1.6%
     7.13%, 07/21/99                                                   235,000             238,250
     9.00%, 01/01/17                                                     3,393               3,611
     9.50%, 04/01/19                                                    27,110              28,915
     9.00%, 06/01/19                                                    13,929              14,826
                                                                                        ----------
                                                                                           285,602

Federal National Mortgage Assn.:                      18.3%
     8.35%, 11/10/99                                                   175,000             180,619
     6.92%, 03/19/07                                                    75,000              80,159
     6.21%, 11/07/07                                                 1,635,000           1,669,384
     6.31%, 02/01/08                                                   224,055             226,923
     7.00%, 09/01/10                                                   393,134             400,871
     6.50%, 03/01/13                                                   393,458             395,917
     7.50%, 08/25/21                                                     9,069               9,159
     6.425%, 03/17/30                                                  260,000             262,600
                                                                                        ----------
                                                                                         3,225,632

Government National Mortgage Assn.:                   27.9%
      9.00%, 04/15/09                                                    3,616               3,836
      9.00%, 05/15/09                                                   18,293              19,443
      9.00%, 05/15/09                                                    6,378               6,778
      9.00%, 05/15/09                                                    5,960               6,335
      9.00%, 05/15/09                                                    2,343               2,490
      9.00%, 05/15/09                                                    3,185               3,385
      9.00%, 05/15/09                                                   16,865              17,925
     11.25%, 09/15/15                                                   81,493              91,195
     11.50%, 11/15/15                                                   56,761              64,512
     10.00%, 08/15/16                                                   11,736              12,825

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                            Market
Fixed Maturities                                                    Portfolio        Principal           Value
----------------                                                   ----------        --------           ------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Association (Continued)
    10.00%, 06/15/17                                                                   27,745             $ 30,320
     9.25%, 07/15/17                                                                   43,816               46,842
    10.00%, 11/15/17                                                                    7,899                8,632
    11.50%, 02/15/18                                                                    8,627                9,804
    10.00%, 03/15/19                                                                   43,111               47,112
    10.00%, 03/15/20                                                                   28,609               31,264
     9.25%, 05/15/20                                                                   30,285               32,376
     7.50%, 09/15/20                                                                  288,804              297,467
     9.25%, 03/15/21                                                                   26,237               28,049
     9.25%, 04/15/21                                                                   73,819               78,917
     9.25%, 05/15/21                                                                   89,432               95,608
     9.25%, 06/15/21                                                                   21,652               23,147
     7.50%, 06/15/23                                                                  119,473              123,057
     7.00%, 08/15/23                                                                   91,040               92,519
     7.50%, 10/15/23                                                                  200,869              206,894
     7.00%, 01/15/24                                                                  158,559              161,136
     7.00%, 03/15/24                                                                  145,746              148,115
     9.50%, 01/15/25                                                                   51,167               55,309
     9.50%, 05/15/25                                                                   18,267               19,745
     7.00%, 02/15/26                                                                  581,579              591,030
     8.00%, 08/15/26                                                                  467,435              485,399
     8.00%, 01/15/27                                                                  143,117              148,617
     8.00%, 02/15/28                                                                  207,901              215,890
     6.50%, 04/15/28                                                                  814,437              812,653
     7.00%, 05/01/28                                                                  493,056              501,068
     7.00%, 06/01/28                                                                  393,753              400,151
                                                                                                        ----------
                                                                                                         4,919,845

                                           TOTAL FEDERAL AGENCIES
                                               (COST $8,551,228 )                                        8,630,259

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                    Percentage
                                                                    of Market
                                                                     Value of                           Market
Fixed Maturities                                                    Portfolio        Principal           Value
----------------                                                    ----------       ---------          -------
U.S. GOVERNMENT OBLIGATIONS                                           16.5%

U.S. Treasury Bonds:                                                   4.1%
     6.75%, 08/15/26                                                                   645,000          $  729,347

U.S. Treasury Notes:                                                  12.4%
     7.75%, 11/30/99                                                                    15,000              15,430
     5.625%, 11/30/00                                                                  115,000             115,324
     6.375%, 08/15/02                                                                  440,000             452,782
     5.75%, 04/30/03                                                                   935,000             942,611
     3.375%, 01/15/07                                                                  454,716             439,788
     6.625%, 05/15/07                                                                  205,000             219,398
                                                                                                        ----------
                                                                                                         2,185,333

                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                (COST $2,912,375)                                        2,914,680

FOREIGN GOVERNMENT OBLIGATIONS                                         2.3%

     Swedish Government Bond, 5.50%, 04/12/02                                          401,554             415,043
                                                                                                        ----------

                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                  (COST $408,688)                      401,554             415,043
                                                                                                        ----------


                                           TOTAL FIXED MATURITIES
                                               (COST $16,568,404)                   16,288,483          16,779,045

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                   Percentage
                                                                    of Market
                                                                    Value of                            Market
Short-Term Investments                                              Portfolio        Principal           Value
----------------------                                             -----------       ---------          -------
SHORT-TERM INVESTMENTS                                                 5.0%

Federal Home Loan Mortgage Corp.:                                     5.0%
     5.45%, 08/06/98                                                                    60,000        $     59,954
     5.46%, 08/07/98                                                                   625,000             624,430
     5.48%, 08/18/98                                                                   195,000             194,555
                                                                                                      ------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                                  (COST $878,939)                                          878,939
                                                                                                      ------------

                                                TOTAL INVESTMENTS
                                               (COST $17,447,343)    100.0%                             17,657,984

                                                                                                       Unrealized
                                                                                                          Gain
                                                                                                      ------------
Forward Foreign Currency Contract To Sell 3,270,000
   Swedish Krona (Settlement date 08/21/98; Receivable
   amount $ 415,238; market value $411,366)                                                                  3,872

Other assets less liabilities                                                                              272,536
                                                                                                      ------------

                                                       NET ASSETS                                     $ 17,934,392
                                                                                                      ============

The accompanying notes are an integral part of these statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                         Percentage
                                                         of Market
                                                         Value of        No. of          Market
Equity Securities                                        Portfolio       Shares          Value
-----------------                                        -----------     ------          -------
CAPITAL EQUIPMENT                                          5.2%

Electrical  Equipment:                                     4.4%
      General Electric Co.                                               50,000      $  4,471,875
     Honeywell, Inc.                                                     30,000         2,514,375
     Hubbell, Inc. Class B                                               40,000         1,680,000
     Motorola, Inc.                                                      75,000         3,918,750
                                                                                     ------------
                                                                                       12,585,000

Machinery:                                                 0.8%
     Pall Corp.                                                         100,000         2,250,000

CONSUMER CYCLICALS                                         1.0%

Automobiles & Related:                                     1.0%
     Genuine Parts Co.                                                   80,000         2,775,000

CONSUMER NONDURABLES                                      20.0%

Food & Beverages:                                          5.7%
     Anheuser-Busch Company, Inc.                                        50,000         2,590,625
     Best Foods                                                          24,000         1,335,000
     General Mills, Inc.                                                 25,000         1,548,438
     Int'l. Flavors & Fragrance                                          75,000         3,150,000
     McCormick & Co.                                                     75,000         2,432,813
     Pepsico, Inc.                                                       50,000         1,946,875
     Quaker Oats Company                                                 30,000         1,590,000
     Ralston-Ralston Purina Group                                        60,000         1,931,250
                                                                                     ------------
                                                                                       16,525,001

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                         Percentage
                                                         of Market
                                                          Value of      No. of        Market
Equity Securities                                        Portfolio      Shares         Value
-----------------                                        ---------      ------        ------
CONSUMER NONDURABLES (CONTINUED)

Health Services:                                           1.4%
     Baxter International, Inc.                                          30,000      $  1,792,500
     United States Surgical Corp.                                        50,000         2,293,750
                                                                                     ------------
                                                                                        4,086,250

Miscellaneous Consumer Products:                           6.6%
     Colgate Palmolive Co.                                                30,000        2,767,500
     Eastman Kodak                                                        40,000        3,355,000
     Fortune Brands, Inc.                                                100,000        3,693,750
     Owens Corning Fiber                                                  70,000        2,887,500
     Philip Morris Companies, Inc.                                       100,000        4,381,250
     UST, Inc.                                                            75,000        2,025,000
                                                                                     ------------
                                                                                       19,110,000

Pharmaceuticals:                                           6.3%
     Abbott Laboratories                                                  80,000        3,330,000
     American Home Products                                               60,000        3,090,000
     Amgen*                                                               38,000        2,790,625
     Johnson & Johnson                                                    45,000        3,476,250
     Pharmacia-Upjohn, Inc.                                               36,250        1,715,078
     Schering-Plough Corp.                                                40,000        3,870,000
                                                                                     ------------
                                                                                       18,271,953

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                          Percentage
                                                           of Market
                                                           Value of      No. of           Market
Equity Securities                                          Portfolio     Shares           Value
-----------------                                         ----------     ------           ------
CONSUMER SERVICES                                          13.5%

Building and Real Estate:                                    2.0%
     Crescent Real Estate Equity Co.                                     90,000         $ 2,643,750
     Starwood Hotel & Resort Trust                                       75,000           3,079,687
                                                                                        -----------
                                                                                          5,723,437

Entertainment & Leisure:                                     1.2%
     Hilton Hotels Corp.                                                100,000           2,518,750
     Readers Digest Assn., Inc.                                          35,000             958,125
                                                                                        -----------
                                                                                          3,476,875

General Merchandise Stores:                                  4.8%
     Dayton Hudson Corp.                                                 90,000           4,320,000
     J.C. Penney, Inc.                                                   20,000           1,173,750
     Neiman-Marcus Group, Inc.*                                          75,000           2,475,000
     Toys R Us, Inc.*                                                   150,000           3,412,500
     Tupperware Corp.                                                    90,000           2,272,500
                                                                                        -----------
                                                                                         13,653,750

Media & Communications:                                      2.7%
     CBS Corp.                                                           75,000           2,545,313
     Knight Ridder, Inc.                                                 50,000           2,637,500
     Meredith Corp.                                                      60,000           2,508,750
                                                                                        -----------
                                                                                          7,691,563

Miscellaneous Business Services:                             2.8%
     Browning Ferris, Inc.                                              100,000           3,518,750
     Corporate Express, Inc.*                                           150,000           1,790,625
     Waste Management, Inc.                                              50,750           2,797,587
                                                                                        -----------
                                                                                          8,106,962

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                           Percentage
                                                            of Market
                                                            Value of         No. of            Market
Equity Securities                                           Portfolio        Shares             Value
-----------------                                          ----------        ------            --------
ENERGY                                                       10.1%

Oil And Gas Extraction:                                      10.1%
     Amerada Hess Corp.                                                      55,000        $   2,787,813
     Amoco Corp.                                                            100,000            4,175,000
     Atlantic Richfield Co.                                                  30,000            2,032,500
     British Petroleum PLC                                                   30,000            2,407,500
     Chevron Corp.                                                           40,000            3,305,000
     Exxon Corp.                                                             36,000            2,529,000
     Mobil Corp.                                                             16,000            1,116,000
     Occidental Petroleum Corp.                                              80,000            1,780,000
     Pioneer Natural Resources, Co.                                         125,000            2,460,938
     Royal Dutch Petroleum, Co. ADR                                          40,000            2,040,000
     Texaco, Inc.                                                            30,600            1,857,038
     Unocal Corp.                                                            75,000            2,456,250
                                                                                           -------------
                                                                                              28,947,039
FINANCIAL                                                    14.0%

Banking:                                                      4.0%
     Bankers Trust New York Corp.                                            20,000            2,241,250
     Chase Manhattan Corp.                                                   30,000            2,268,750
     Mellon Bank Corp.                                                       50,000            3,359,376
     National City Corp.                                                     20,000            1,337,500
     Wells Fargo & Co.                                                        6,666            2,372,263
                                                                                           -------------
                                                                                              11,579,139

Federal Agencies:                                             1.0%
     Federal Home Loan Mortgage Corp.                                        60,000            2,835,000

Financial Services:                                           5.3%
     American Express Co.                                                    35,000            3,863,125
     H&R Block, Inc.                                                         50,000            2,125,000
     J.P. Morgan & Co., Inc.                                                 15,000            1,891,875
     Travelers Group, Inc.                                                  110,365            7,422,046
                                                                                           -------------
                                                                                              15,302,046

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of         Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           ----------      ------         ------
FINANCIAL (CONTINUED)

Insurance Carriers:                                            3.7%
     Loews Corp.                                                             30,000     $  2,418,750
     St. Paul Companies, Inc.                                               105,136        3,804,609
     Travelers Aetna P&C                                                     40,000        1,730,000
     Willis Corroon Group PLC Sponsored ADR                                 175,000        2,843,750
                                                                                        ------------
                                                                                          10,797,109

PROCESS INDUSTRIES                                            10.0%

Chemicals and Allied Products:                                 5.5%
     Corning, Inc.                                                           45,000        1,380,938
     Dow Chemical Co.                                                        30,000        2,722,500
     Dupont Co.                                                              34,000        2,101,625
     Great Lakes Chemical Corp.                                              60,000        2,366,250
     Hercules, Inc.                                                          90,000        3,121,875
     Imperial Chemical ADR                                                   30,000        1,573,125
     Minnesota Mining & Manufacturing Co.                                    35,000        2,629,375
                                                                                        ------------
                                                                                          15,895,688

Forest Products:                                               0.7%
     Georgia Pacific Corp.                                                   18,000          924,750
     Weyerhaeuser Co.                                                        30,000        1,260,000
                                                                                        ------------
                                                                                           2,184,750

Metal Mining:                                                  2.3%
     Inco Ltd.                                                              150,000        1,640,625
     Newmont Mining Corp.                                                    75,000        1,415,625
     Phelps Dodge Corp.                                                      40,000        2,222,500
     Reynolds Metals Co.                                                     25,000        1,312,500
                                                                                        ------------
                                                                                           6,591,250

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                            of Market
                                                             Value of      No. of         Market
Equity Securities                                           Portfolio      Shares          Value
-----------------                                           -----------    ------         ------
PROCESS INDUSTRIES (CONTINUED)

Paper and Allied Products:                                     1.5%
     Kimberly Clark                                                         60,000       $ 2,696,250
     International Paper Co.                                                25,000         1,115,625
     Union Camp Corp.                                                       15,000           636,563
                                                                                         -----------
                                                                                           4,448,438

TECHNOLOGY                                                     3.4%

Computer and Office Equipment:                                 3.4%
     First Data Corp.                                                      100,000         2,893,750
     Hewlett Packard Co.                                                    70,000         3,893,750
     Intuit*                                                                60,000         2,985,000
                                                                                         -----------
                                                                                           9,772,500
TRANSPORTATION                                                 6.1%

Aerospace and Defense:                                         2.7%
     Allied Signal, Inc.                                                    75,000         3,262,500
     Olin Corp.                                                             45,000         1,757,813
     Raytheon Co CL B                                                       50,000         2,765,625
                                                                                         -----------
                                                                                           7,785,938

Railroad Transportation:                                       3.4%
     Burlington Northern Santa Fe                                           25,000         2,573,439
     Norfolk Southern Corp.                                                140,000         4,182,500
     Union Pacific Corp.                                                    70,000         2,940,000
                                                                                         -----------
                                                                                           9,695,939
UTILITIES                                                      6.5%

Telephone Communication:                                       3.9%
     AT&T Co.                                                               40,000         2,425,000
     Frontier Corp.                                                         70,000         2,349,375
     GTE Corp.                                                              40,000         2,175,000

*Non-income producing

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                                            Percentage
                                                                             of Market
                                                                             Value of       No. of         Market
Equity Securities                                                           Portfolio       Shares         Value
-----------------                                                           -----------     ------         ------
UTILITIES (CONTINUED)

Telephone Communication (Continued)
     SBC Communications, Inc.                                                                75,000    $   3,070,313
     Southern New England Telecom Corp.                                                      17,000        1,170,875
                                                                                                       -------------
                                                                                                          11,190,563

Utility Holding Companies:                                                     2.6%
     Edison International                                                                    50,000         1,387,500
     GPU                                                                                     16,000           572,000
     Peco Energy Co.                                                                         50,000         1,496,875
     Pacificorp                                                                              70,000         1,500,625
     Unicom Corp.                                                                            75,000         2,592,188
                                                                                                       -------------
                                                                                                            7,549,188
                                                                                                       -------------
                                                   TOTAL EQUITY SECURITIES
                                                      (COST $ 190,076,650)                                258,830,378

                                                                                                           Market
Short-Term Investments                                                                    Principal         Value
----------------------                                                                    ---------        -------
Commercial Paper:                                                             10.2%
     BBV Finance Delaware, 5.57% , 08/21/98                                               9,000,000        8,972,133
     General Motors Corp., 5.54%, 08/12/98                                                6,900,000        6,888,302
     General Electric Capital Services, Inc., 5.52%, 08/14/98                             1,400,000        1,397,199
     General Electric Capital, 5.51%, 09/08/98                                            2,300,000        2,286,528
     Metlife Funding, Inc., 5.50%, 09/11/98                                               7,200,000        7,154,783
     National Australia Funding, Inc., 5.51%, 09/08/98                                    2,600,000        2,584,826
                                                                                                       -------------
                                              TOTAL SHORT-TERM INVESTMENTS
                                                       (COST  $29,283,771)                                29,283,771
                                                         TOTAL INVESTMENTS
                                                       (COST $219,360,421)    100.0%                     288,114,149

Other assets less liabilities                                                                              2,327,379
                                                                                                       -------------

                                                                NET ASSETS                             $ 290,441,528
                                                                                                       =============

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                             Percentage
                                                              of Market
                                                              Value of       No. of        Market
Equity Securities                                             Portfolio      Shares         Value
-----------------                                            ----------      ------        ------
CAPITAL EQUIPMENT                                               8.1%

Electrical Equipment:                                           6.9%
    Amp, Inc.                                                                  6,700     $    196,813
    General Electric Co.                                                      20,400        1,821,975
    Emerson Electric Co.                                                       6,400          380,400
    Lucent Technologies Inc.                                                  10,400          961,350
    Motorola, Inc.                                                             7,300          381,425
                                                                                         ------------
                                                                                            3,741,963

Machinery:                                                      1.2%
    Eaton Corp.                                                                3,800          247,950
    Illinois Tool Works, Inc.                                                  7,000          392,438
                                                                                         ------------
                                                                                              640,388

CONSUMER NONDURABLES                                           22.6%

Food and Beverages:                                             5.7%
    Anheuser-Busch Company, Inc.                                               6,000          310,125
    Archer Daniels Midland Co.                                                11,200          191,800
    Best Foods                                                                10,200          567,375
    Coca Cola                                                                 15,500        1,250,656
    Pepsico, Inc.                                                             12,300          477,394
    Tyson Foods, Inc.                                                         10,200          220,575
                                                                                         ------------
                                                                                            3,017,925

Health Services:                                                1.2%
     Foundation Health System, Inc.                                            8,800          181,500
     United Healthcare Corp.                                                   8,700          491,550
                                                                                         ------------
                                                                                              673,050

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                          Percentage
                                                           of Market
                                                           Value of       No. of        Market
Equity Securities                                          Portfolio      Shares         Value
-----------------                                         -----------     ------        ------
CONSUMER NONDURABLES (CONTINUED)

Miscellaneous Consumer Products:                             5.3%
     Colgate Palmolive Co.                                                  4,400     $    406,725
     Mattel, Inc.                                                           4,300          165,282
     McDonalds Corp.                                                        7,400          494,413
     Phillip Morris Companies, Inc.                                        23,200        1,016,450
     Proctor & Gamble Co.                                                  10,200          809,625
                                                                                      ------------
                                                                                         2,892,495

Pharmaceuticals:                                            10.4%
     American Home Products Co.                                            20,200        1,040,300
     Bristol Myers Squibb Co.                                               6,900          786,169
     Johnson & Johnson                                                      8,900          687,525
     Eli Lilly & Co.                                                       10,700          719,575
     Pfizer, Inc.                                                           8,000          880,000
     Pharmacia-Upjohn, Inc.                                                 5,900          279,512
     Merck & Co.                                                           10,400        1,282,450
                                                                                      ------------
                                                                                         5,675,531

CONSUMER CYCLICALS                                           2.5%

Automobiles & Related:                                       2.5%
     Ford Motor Co.                                                        11,700          666,169
     General Motors Corp.                                                   6,800          491,725
     Goodyear Tire And Rubber Co.                                           3,400          207,188
                                                                                      ------------
                                                                                         1,365,082

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
CONSUMER SERVICES                                              8.4%

General Merchandise Stores:                                    5.6%
     Albertsons, Inc.                                                         6,500     $    312,406
     Home Depot, Inc.                                                        14,400          603,000
     K Mart Corp.*                                                           22,200          362,138
     J.C. Penney, Inc.                                                        7,000          410,813
     Pep Boys Manny Moe & Jack                                                7,200          124,200
     Sears Roebuck & Co.                                                      6,300          319,725
     Toys R Us, Inc.*                                                        10,600          241,150
     Walmart Stores                                                          11,000          694,375
                                                                                        ------------
                                                                                           3,067,807

Media & Communications:                                        2.4%
     Disney Walt Co.                                                         13,800          475,238
     Mc Graw-Hill Companies, Inc.                                             3,800          311,363
     News Corp.                                                               9,900          251,831
     Tribune Co.                                                              4,300          289,175
                                                                                        ------------
                                                                                           1,327,607

Building & Real Estate:                                        0.4%
     Fluor Corp.                                                              3,200          134,600
     Starwood Hotel & Resort Trust                                            5,400          221,738
                                                                                        ------------
                                                                                             356,338
ENERGY                                                         8.5%

Oil And Gas Extraction:                                        8.5%
     Atlantic Richfield Co.                                                   5,100          345,525
     British Petroleum Co.                                                    4,300          345,075
     Exxon Corp.                                                             25,700        1,802,213
     Enron Corp.                                                              4,200          222,338
     Mobil Corp.                                                              7,400          516,150
     Royal Dutch Petroleum Co. ADR                                           16,600          846,600
     Schlumberger Limited                                                     6,300          381,544
                                                                                        ------------
                                                                                           4,459,445

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
FINANCIAL
     Banking:                                             8.5%
     Banc One Corp.                                                           9,950      $   514,291
     Bankamerica Corp.                                                        7,700          691,075
     Bank of Boston Corp.                                                     7,600          367,650
     Chase Manhattan Corp.                                                   13,200          998,250
     First Chicago Corp.                                                      7,200          603,450
     Household International, Inc.                                            6,300          313,425
     Nationsbank Corp.                                                        9,362          746,620
     Washington Mutual, Inc.                                                  9,750          389,391
     Wells Fargo & Co.                                                        1,500          533,813
                                                                                         -----------
                                                                                           5,157,965

Federal Agencies:                                              1.0%
     Federal Home Loan Mortgage Corp.                                         7,600          471,200

Financial Services:                                            6.2%
     Associates First Capital Corp.                                           2,600          201,988
     CIT Group, Inc.                                                          6,800          225,250
     Equifax, Inc.                                                            7,500          306,562
     Fleet Financial Group                                                    6,700          575,781
     Morgan Stanley Dean Witter                                               9,185          799,669
     Standard & Poor's                                                        5,000          559,375
     Travelers Group, Inc.                                                   10,350          693,450
                                                                                         -----------
                                                                                           3,362,075
Insurance Carriers:                                           3.8%
     Aetna, Inc.                                                              2,900          201,006
     Allstate Corp.                                                           9,300          394,669
     American General Corp.                                                   3,400          232,262
     American International Group                                             5,700          859,632
     Cigna Corp.                                                              2,100          138,731
     Conseco, Inc.                                                            5,800          243,600
                                                                                         -----------
                                                                                           2,069,900

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
PROCESS INDUSTRIES                                             4.9%

Chemicals and Allied Products:                                 3.0%
     Air Products & Chemical                                                  6,400    $     224,000
     Dow Chemical Co.                                                         5,100          462,825
     Dupont Co.                                                               4,400          272,800
     IMC Global, Inc.                                                         8,100          207,056
     Minnesota Mining & Manufacturing Co.                                     3,600          269,550
     PPG Industries, Inc.                                                     3,000          190,125
                                                                                        ------------
                                                                                           1,626,356

Metal Mining:                                                  0.6%
     Barrick Gold Corp.                                                       7,800          127,725
     Phelps Dodge Corp.                                                       3,400          188,913
                                                                                        ------------
                                                                                             316,638

Paper And Allied Products:                                     1.3%
     International Paper Co.                                                  4,100          182,963
     Kimberly Clark Corp.                                                     6,800          305,575
     Westvaco Corp.                                                           9,300          233,081
                                                                                        ------------
                                                                                             721,619

TECHNOLOGY                                                     13.8%

Computer & Office Equipment:                                   13.8%
     Applied Materials, Inc.*                                                 6,500          217,750
     Cisco System Inc.*                                                       7,200          689,400
     Compaq Computer corp.                                                   15,800          519,425
     Hewlett Packard Co.                                                      6,500          360,750
     Ikon Office Solution                                                    10,000          107,500
     Intel Corp.                                                             11,800          996,362
     International Business Machines Corp.                                    8,100        1,073,250
     Microsoft Corp.                                                         16,300        1,795,038
     Oracle Corp.*                                                           17,200          455,800

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998


                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
TECHNOLOGY (CONTINUED)

Computer & Office Equipment (Continued)
     Seagate Technology, Inc.*                                                9,000    $     204,750
     Texas Instruments                                                        5,200          308,425
     Xerox Corp.                                                              3,300          348,356
                                                                                       -------------
                                                                                           7,076,806

TRANSPORTATION                                                 3.2%

Aerospace & Defense:                                           1.8%
     Boeing Company.                                                          7,500          291,094
     Lockheed Martin Corp.                                                    4,100          408,719
     United Technologies Corp.                                                3,000          287,438
                                                                                       -------------
                                                                                             987,251

Transportation Services:                                       1.4%
     Burlington Northern Santa Fe                                             2,800          288,225
     CSX Corp.                                                                5,400          218,363
     Delta Air Lines, Inc.                                                    2,100          257,250
                                                                                       -------------
                                                                                             763,838

UTILITIES                                                      8.5%

Telephone Communication:                                       6.4%
     AT&T Co.                                                                12,700          769,938
     Alltel Corp.                                                             6,600          276,788
     Bell Atlantic Corp.                                                     10,000          453,750
     GTE Corp.                                                               10,800          587,250
     SBC Communications, Inc.                                                23,000          940,125
     Worldcom, Inc.*                                                          7,900          417,713
                                                                                       -------------
                                                                                           3,445,564

*Non-income producing.

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of       No. of        Market
Equity Securities                                            Portfolio      Shares         Value
-----------------                                           -----------     -------     ------------
UTILITIES (CONTINUED)                                                          2.1%

Utility Holding Companies:
     Cinergy Corp.                                                            7,800     $    246,188
     Entergy Corp.                                                            9,900          271,002
     FPL Group, Inc.                                                          6,500          395,281
     Southern Co.                                                             9,000          229,500
                                                                                         -----------
                                                                                           1,141,971
                                                                                         -----------

                                   TOTAL INVESTMENTS
                                  (COST $48,427,386)         100.0%                       54,358,814

Other Assets Less Liabilities                                                                444,338
                                                                                         -----------

                                          NET ASSETS                                     $54,803,152
                                                                                         ===========

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
CORPORATE NOTES                                                6.1%

Finance & Credit:                                              6.1%
   Chase Mortgage Finance Corp., 6.5%, 07/25/28                             500,000      $   501,884
   General Electric Capital Mortgage
     Services Inc., 6.65%, 05/25/28                                         350,000          353,105
   GMAC Mortgage Corp., 5.94%, 07/01/13                                     520,694          508,490
   Merit Securities Corp., 6.58%, 07/28/22                                  720,852          722,091
                                                                                         -----------
                                                                                           2,085,570

                               TOTAL CORPORATE NOTES
                                  (COST  $1,575,460)                                       2,085,570

U.S. GOVERNMENT OBLIGATIONS                                   26.6%

U.S. Treasury Bonds:                                           4.2%
   8.75%, 11/15/08                                                           500,000         569,140
  12.75%, 11/15/10                                                           600,000         850,470
                                                                                         -----------
                                                                                           1,419,610

U.S. Treasury Notes:                                          22.4%
   5.375%, 01/31/00                                                         600,000          599,274
   6.50%, 08/31/01                                                        1,125,000        1,155,420
   6.50%, 10/15/06                                                          250,000          264,605
   3.375%, 01/15/07                                                         340,000          328,837
   6.625%, 05/15/07                                                       3,500,000        3,745,805
   6.00%, 08/15/00                                                        1,500,000        1,514,760
                                                                                         -----------
                                                                                           7,608,701
                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $8,954,689)                                       9,028,311

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
FEDERAL AGENCIES                                              67.3%

Federal Farm Credit Bank:                                      6.7%
   6.05%, 04/21/03                                                          550,000      $   556,672
   6.94%, 05/19/05                                                          125,000          132,678
   7.37%, 08/01/06                                                        1,500,000        1,598,115
                                                                                         -----------
                                                                                           2,287,465

Federal Home Loan Bank:                                        7.7%
   4.80%, 09/22/98                                                          350,000          349,615
   5.375%, 02/13/01                                                       1,000,000          992,650
   6.83%, 06/07/01                                                        1,000,000        1,008,580
   8.00%, 08/27/01                                                          250,000          265,953
                                                                                         -----------
                                                                                           2,616,798

Federal Home Loan Mortgage Corp.:                              19.3%
   7.00%, 07/15/99                                                          438,670          439,976
   7.36%, 06/05/07                                                        1,500,000        1,570,395
   7.00%, 07/01/07                                                          126,236          129,312
   7.00%, 09/01/10                                                          270,400          275,975
   6.50%, 04/01/11                                                        1,431,562        1,442,298
   6.00%, 05/11/11                                                        1,431,350        1,417,480
   6.00%, 05/15/16                                                          300,000          299,155
   6.10%, 10/15/18                                                        1,000,000        1,001,348
                                                                                         -----------
                                                                                           6,575,939

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1998

                                                            Percentage
                                                             of Market
                                                             Value of                      Market
Fixed Maturities                                             Portfolio     Principal       Value
-----------------                                           -----------    ---------    ------------
FEDERAL AGENCIES (CONTINUED)

Federal National Mortgage Assn.:                              28.2%
   6.16%, 04/03/01                                                        1,000,000      $ 1,011,370
   6.00%, 11/01/03                                                           91,732           91,932
   8.625%, 06/30/04                                                         150,000          170,928
   6.50%, 05/01/08                                                        1,679,081        1,699,533
   6.50%, 07/01/08                                                          989,868        1,001,925
   8.50%, 10/01/09                                                          938,880          979,656
   6.50%, 03/01/09                                                          180,661          182,383
   7.00%, 04/01/11                                                        1,377,816        1,404,931
   6.25%, 07/18/13                                                        1,100,000        1,106,097
   8.00%, 11/01/13                                                          931,749          966,104
   6.50%, 05/17/15                                                          700,000          710,718
   8.00%, 10/01/25                                                          276,003          286,179
                                                                                         -----------
                                                                                           9,611,756

Other Federal Agencies:                                        5.4%
   Government National Mortgage Assn., 7.50%, 01/15/26                    1,228,689        1,265,550
   Government National Mortgage Assn., 6.00%, 07/20/27                      454,301          463,101
   Student Loan Marketing Assn., 7.50%, 03/08/00                            100,000          102,778
                                                                                         -----------
                                                                                           1,831,429
                                                                                         -----------

                              TOTAL FEDERAL AGENCIES
                                  (COST $23,026,708)                                      22,923,387
                                                                                         -----------

                                   TOTAL INVESTMENTS
                                  (COST $33,556,857)         100.0%                       34,037,268

Other assets less liabilities                                                                 53,651
                                                                                         -----------

                                          NET ASSETS                                     $34,090,919
                                                                                         ===========

The accompanying notes are an integral part of these statements.

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1998


NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Virtus Equity Series and the Virtus U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

On February 27, 1997 the Board of Trustees unanimously approved the name change of the T. Rowe Price Bond Series to the Bond Series and on March 4, 1998, the name change of the Virtus Equity Series and the Virtus U.S. Government Income Series to the Equity Series and U.S. Government Income Series, respectively.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31, because the Trust reports for tax purposes on a calendar year.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

SECURITY FIRST TRUST

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

Short-term investments which have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Trust's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC (Bond Series) and T. Rowe Price Associates (Growth and Income Series). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 1998, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met. As of July 31, 1998, the T. Rowe Price Growth and Income Series has a receivable from Security Management for $366,000 in administrative settlements.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-advisers, Blackrock, Inc. (Blackrock) for the U.S. Government Income Series and Blackrock's subsidiary, Provident Capital Financial Management, Inc. (Provident) for the Equity Series. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management, Blackrock, and Provident waive their fees.

Effective March 27, 1988, Blackrock became sub-adviser to the U.S. Government Income Series and Provident became sub-adviser on the Equity Series. Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series while Provident does the same for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and Provident is paid an annual fee of .55% of the average daily net assets of the Equity Series.

Prior to March 27, 1988, Virtus Capital Management (Virtus) had been both the Equity Series and U.S. Government Income Series sub-adviser. Virtus had been paid an annual fee of .75% of the average daily net assets of the two series. While they were not obligated to do so, Security Management and Virtus had agreed to defer their fees (and make contributions in respect of excess expenses) in order to maintain the expense ratios of the Equity Series and the U.S. Government Income Series at a level of 1.00% and .70% respectively, or less.

SECURITY FIRST TRUST

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the period ended July 31, 1998 were as follows:

                                                  T. Rowe Price
                                                     Growth                                 U.S.
                                                       and                               Government
                                                     Income              Equity            Income
                                  Bond Series        Series              Series            Series
                                 ------------     -------------       -----------       -----------
U.S. Government Securities:
 Purchases                        $16,117,622                                           $40,083,538
 Sales                             12,263,203                                            32,460,031
Other Investment Securities:
 Purchases                          6,635,580      $109,709,217       $58,330,327         1,377,318
 Sales                              2,997,759        23,697,140        44,957,272

Net realized gain or loss on sale of investments is determined by the specific identification method and would not have been significantly different using the average cost method. The cost of investments at July 31, 1998 was the same for both financial statement and federal income tax purposes. At July 31, 1998, the composition of unrealized appreciation and depreciation of investment securities was as follows:

                                                       Unrealized
                                             ------------------------------
                                             Appreciation      Depreciation           Net
                                             ------------      ------------      -----------
Bond Series                                   $   237,384       $    22,871      $   214,513
T. Rowe Price Growth and Income Series         80,084,052        11,330,424       68,753,728
Equity Series                                   8,520,981         2,589,553        5,931,428
U.S. Government Income Series                     498,459            18,048          480,411

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                    Shares Issued
                                                                    in Connection
                                                                with Reinvestment of
                                                            -----------------------------
                                                                Net             Net
                                                             Investment       Realized
                                                               Income           Gain
                                                   Sold     Distributions   Distributions    Redeemed          Net
                                                 ---------  -------------   -------------    --------       ---------
YEAR ENDED JULY 31, 1998
   Bond Series                                   1,821,690      164,017                      (270,227)      1,715,480
   T. Rowe Price Growth and Income Series        4,129,204      270,050        866,173       (313,712)      4,951,715
   Equity Series                                   797,059       63,241        535,647       (821,153)        574,794
   U.S. Government Income Series                 1,267,299      286,579                      (683,910)        869,968

YEAR ENDED JULY 31, 1997
   Bond Series                                     697,683      153,044                      (519,644)        331,083
   T. Rowe Price Growth and Income Series        3,217,205      223,202        410,369       (561,799)      3,288,977
   Virtus Equity Series                          2,258,599       68,155        279,366       (209,066)      2,397,054
   Virtus U.S. Government Income Series          2,512,098      151,669                      (166,573)      2,497,194

NOTE E -- IMPACT OF YEAR 2000 (UNAUDITED)

Security Management has developed a plan to modify its internal information technology systems to be ready for the year 2000 and has begun converting critical data processing systems. The project also includes determining whether third party service providers have reasonable plans in place to become year 2000 compliant. Security Management currently expects the project to be substantially complete by the first quarter of 1999. Security Management does not expect this project to have a significant effect on plan operations.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                               NET REALIZED     TOTAL
                                                   AND          INCOME                   DISTRIBUTIONS
                   NET ASSET                    UNREALIZED     (LOSSES)      DIVIDENDS       FROM         NET ASSET
                   VALUE AT         NET           GAINS          FROM        FROM NET      REALIZED       VALUE AT
                   BEGINNING     INVESTMENT    (LOSSES) ON    INVESTMENT    INVESTMENT     CAPITAL         END OF       TOTAL
                   OF PERIOD       INCOME      INVESTMENTS    OPERATIONS      INCOME        GAINS          PERIOD      RETURN(1)
                   ----------    ----------    -----------    ----------    ----------   -------------    ---------    --------
BOND SERIES
Year ended July 31,
   1994             $ 4.08         $.21           $(.25)       $(.04)         $(.22)                      $ 3.82        (0.98)%
   1995               3.82          .24             .08          .32           (.22)                        3.92         8.38
   1996               3.92          .24            (.04)         .20           (.24)                        3.88         5.10
   1997               3.88          .24             .14          .38           (.24)                        4.02         9.79
   1998               4.02          .19             .11          .30           (.21)                        4.11         7.46

T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
  Year ended July 31,
   1994             $ 8.81         $.23           $ .44         $.67          $(.22)                      $ 9.26         7.60%
   1995               9.26          .29            1.35         1.64           (.26)        $(.06)         10.58        17.71
   1996              10.58          .30            1.56         1.86           (.30)         (.04)         12.10        17.58
   1997              12.10          .30            4.69         4.99           (.29)         (.54)         16.26        41.24
   1998              16.26          .28            1.27         1.55           (.30)         (.95)         16.56         9.53

EQUITY SERIES
Year ended July 31,
   1994             $ 5.00         $.05           $(.03)        $.02          $(.03)                       $4.99         0.40%
   1995               4.99          .05             .71          .76           (.05)                        5.70        15.23
   1996               5.70          .10             .46          .56           (.05)        $(.16)          6.05         9.82
   1997               6.05          .09            2.60         2.69           (.11)         (.45)          8.18        44.46
   1998               8.18          .07            1.04         1.11           (.08)         (.64)          8.57        13.57

U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1994             $ 5.07         $.11           $(.19)       $(.08)         $(.07)        $(.01)         $ 4.91       (1.58)%
   1995               4.91          .21             .15          .36           (.14)                        5.13         7.33
   1996               5.13          .18             .04          .22           (.19)         (.01)          5.15         4.29
   1997               5.15          .23             .20          .43           (.22)                        5.36         8.35
   1998               5.36          .27             .06          .33           (.24)                        5.45         6.16

----------

(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                RATIO OF
                                            RATIO OF               NET
                                            OPERATING           INVESTMENT
                                            EXPENSES              INCOME             PORTFOLIO       NET ASSETS
                                            TO AVERAGE          TO AVERAGE           TURNOVER          END OF
                                            NET ASSETS          NET ASSETS             RATE            PERIOD
                                            ----------          ----------          -----------     ------------
BOND SERIES
Year ended July 31,
   1994                                        1.30%               5.45%                  58%       $  7,225,964
   1995                                        1.29                6.27                   56           7,977,781
   1996                                         .90                6.32                   34           8,981,365
   1997                                         .75                6.41                   54          10,634,720
   1998                                         .73                5.78                  125          17,934,392

T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1994                                         .78%               2.62%                  11%       $ 65,660,970
   1995                                         .74                3.10                    8          83,789,646
   1996                                         .64                2.73                    8         112,552,893
   1997                                         .57                2.44                   14         204,703,098
   1998                                         .57                1.92                   11         290,441,528

EQUITY SERIES
Year ended July 31,
   1994                                        1.00%               1.38%                 121%       $  3,007,073
   1995                                        1.00                1.29                   84           7,765,719
   1996                                        1.00                2.24                   88          20,701,776
   1997                                        1.00*               1.56*                  55          47,571,469
   1998                                         .91*                .86*                  87          54,803,152

U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1994                                         .70%               3.62%                  17%       $  3,424,487
   1995                                         .70                5.19                   16           5,996,149
   1996                                         .70                5.38                  148          14,888,824
   1997                                         .70**              5.68**                 62          28,889,460
   1998                                         .66**              5.53**                103          34,090,919

* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.

** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

                         REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
Security First Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, the Equity Series (formerly the Virtus Equity Series), and the U.S. Government Income Series (formerly the Virtus U.S. Government Income Series) as of July 31, 1998, the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, the Equity Series (formerly the Virtus Equity Series) and the U.S. Government Income Series (formerly the Virtus U.S. Government Income Series) at July 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

September 14, 1998
Los Angeles, California

                                     PART C
                                OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements

                  Prospectus/Statement of Additional Information Describing T. Rowe Price Growth and Income Series, Bond Series and Equity Series and U.S. Government Income Series:

                           - Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

                           -        Financial statements for the
                                    above-referenced Series of Security First
                                    Trust are included in Part B of the
                                    Registration Statement

         (b)      Exhibits

         (1)  Declaration of Trust*                                 (PEA No. 20)
         (2)  By-Laws*                                              (PEA No. 20)
         (5)  a.  Master Investment Management                      (PEA No. 20)
              and Advisory Agreement, dated March 27, 1998

              b.  Sub-Advisory Agreement, March 27, 1998                herewith
              c.  Sub-Advisory Agreement, March 27, 1998                herewith
              d.  Sub-Advisory Agreement, March 27, 1998           (PEA No.  36)
         (11) Consent of Independent Auditors                           herewith
         (16) Powers of Attorney                                   (PEA No.  26)

Item 25.    Persons Controlled by or Under Common Control with Registrant

         Previously filed with the Securities and Exchange Commission as part of the Registration Statement of Security First Trust and incorporated herein by reference.

Item 26.    Number of Holders of Securities

            As of July 31, 1998:

            Title of Class                                   Number of Record Holders
            --------------                                   ------------------------
            T. Rowe Price Growth and Income Series                      3

            Bond Series                                                 3

            Equity Series                                               1

            U.S. Government Income Series                               2


Item 27.    Indemnification

        Previously filed as part of the registration statement of Security First Trust and incorporated herein by reference.

Item 28.    Business and Other Connections of Investment Adviser

        Security First Investment Management Corporation is also investment adviser to two affiliated life insurance companies.

        Each of the directors and officers of Security First Investment Management Corporation is also an officer of its parent, Security First Group, Inc., and certain of its subsidiaries, including Security First Life Insurance Company. Each of these companies is located at 11365 West Olympic Boulevard, Los Angeles, California 90064.

Item 29.    Principal Underwriters

            Not applicable.

Item 30.    Location of Accounts and Records

        Books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholder records are maintained by The Bank of New York at 1 Wall Street, New York, New York 10286. Registrant's Agreement and Declaration of Trust, By-Laws and other records are maintained by the Registrant at its principal executive offices.

Item 31.    Management Services

        Registrant asserts that all material management related services contract provisions have been discussed in the Prospectus and Statement of Additional Information.

Item 32.    Undertakings

        The Trust undertakes to furnish each person to whom a prospectus is delivered with a copy of the Trust's latest annual or semi-annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 25 day of November 1998.

                              SECURITY FIRST TRUST
                                  (Registrant)



                              By  /s/ Richard C. Pearson
                                -------------------------------------
                                Richard C. Pearson
                                President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature Title                              Date
---------------                              ----
/s/ Richard C. Pearson               President                             November 25, 1998
-------------------------------      (Principal Executive
Richard C. Pearson                   Officer)


/s/ Jane F. Eagle                    Senior Vice President,                November 25, 1998
-------------------------------      Finance (Principal Financial
Jane F. Eagle                        and Accounting Officer)


Jack R. Borsting*                    Trustee                               November 25, 1998
-------------------------------
Jack R. Borsting


Katherine L. Hensley*                Trustee                               November 25, 1998
-------------------------------
Katherine L. Hensley

/s/ Howard H. Kayton
-------------------------------
Howard H. Kayton                     Trustee                               November 25, 1998


Lawrence E. Marcus*                  Trustee                               November 25, 1998
-------------------------------
Lawrence E. Marcus


By /s/ Richard C. Pearson                                                  November 25, 1998
-------------------------------
*(Richard C. Pearson as
Attorney-in-Fact for
each of the persons
indicated)